As filed with the Securities and Exchange Commission on April 28, 2020

File No. 333-19521

File No. 811-08013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.       ☐

Post-Effective Amendment No. 32  ☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 25  ☒

(Check appropriate box or boxes.)

STATE FARM LIFE INSURANCE COMPANY

VARIABLE LIFE SEPARATE ACCOUNT

(Exact Name of Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Name of Depositor)

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (888) 702-7307

Stephen McManus

State Farm Life Insurance Company

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2020 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

prospectus

PROSPECTUS DATED MAY 1, 2020

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

ISSUED BY

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

In 2008, State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”) discontinued offering the flexible premium variable universal life insurance policy (the “Policy”) described in this prospectus. We continue to service existing Policies, as well as accept additional premiums into existing Policies. Please contact our Variable Operation Center for further information.

State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the Policy (the “Insured”), and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the “Owner,” “Policy Owner,” “you,” or “your”) may:

•	change the frequency and amounts of premium payments;

•	change the level of death benefits; and

•	allocate premiums (after State Farm deducts a premium charge) and Policy values to:

•	State Farm’s general account (the “Fixed Account”), an account that provides a specified minimum rate of interest; and

•

subaccounts (“Subaccounts”) of State Farm Life Insurance Company Variable Life Separate Account (the “Variable Account”), a separate account allowing you to invest in the following investment portfolios (“Funds”) of the BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc.:

•	BlackRock Government Money Market V.I. Fund

•	BlackRock International Index V.I. Fund

•	BlackRock 60/40 Target Allocation ETF V.I. Fund

•	BlackRock S&P 500 Index V.I. Fund

•	BlackRock Small Cap Index V.I. Fund

•	BlackRock Total Return V.I. Fund

The prospectuses for the Funds describe the Funds, including the risks of investing in each Fund, and provide other information about the Funds.

An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any outstanding Policy loans and past due charges. For a Policy issued in Texas or Maryland, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate.

The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the Policy. Because this value varies with Fund performance, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value if you allocate premiums and Policy values to the Subaccounts. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse (terminate without value) so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

We designed the Policy to provide significant life insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy, or financing the purchase of the Policy through a loan or through withdrawals from another policy.

This prospectus provides information that a prospective Owner should know before investing in the Policy. Please read this prospectus carefully and keep it for future reference. The prospectuses for the Funds will be sent separately and you should read it in conjunction with this prospectus. The Securities and Exchange Commission (the “SEC”) maintains a web site (http://www.sec.gov) that contains other information about the Policy and the Variable Account, material incorporated by reference into the Variable Account’s registration statement, and other information regarding other registrants that file electronically with the SEC.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. It may not be advantageous to replace existing insurance with the Policy.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.

THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING

MAY LAWFULLY BE MADE.

contents

Policy Summary

The following paragraphs summarize the important benefits and risks of the Policy. Please read this summary along with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Amount. Please refer to the Index of Terms at the end of the prospectus for definitions of certain terms this prospectus uses.

The Policy is a flexible premium variable universal life insurance policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum Policy Account Value. You could lose some or all of the money you invest and your Policy could lapse without value, unless you pay sufficient additional premiums.

If you have any questions, you may write or call our Variable Operation Center at One State Farm Plaza, B-2, Bloomington, Illinois 61710-0001, (888) 702-2307 (toll free).

Policy series 97035 in all states except MT, NY, WI; 97085 in MT, A97035 in NY and WI; and also 97036 in TX.

Policy Benefits

Death Benefits

•	Death Benefit Options. Death Benefits are available in two Death Benefit options:

•	Option 1 (greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value); or

•	Option 2 (greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value). See “Death Benefits”.

•	Flexibility to Change Death Benefit. We provide flexibility to change the Basic Amount and to change the Death Benefit option. See “Death Benefits — Changing the Basic Amount” for rules and limits.

•

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. See “Premiums — Death Benefit Guarantee” and “Charges and Deductions”.

•	Death Benefit Payment Options. Death Benefits are available as a lump sum or under a variety of payment options.

•	Tax Treatment. The Death Benefit generally should be excludible from the gross income of the Beneficiary. See “Tax Treatment of Policy Benefits”.

Cash Benefits

•	Loans. You may take loans for amounts up to 90% of Cash Value, at a net interest rate not greater than 2%. See “Loan Benefits” and “Tax Treatment of Policy Benefits”.

•

Withdrawals. You may withdraw a portion of your Cash Surrender Value up to 4 times each Policy Year provided there is sufficient remaining Cash Surrender Value. A withdrawal processing fee equal to the lesser of $25 or 2% of the amount requested for withdrawal will apply to each withdrawal. See “Withdrawals” for rules and limits and “Tax Treatment of Policy Benefits”.

•

Surrenders. You may completely surrender the Policy at any time for its Cash Surrender Value (Policy Account Value minus Loan Amount and any applicable surrender charge). See “Full Surrender” and “Tax Treatment of Policy Benefits”. State Farm will deduct a surrender charge from the Policy Account Value upon a full surrender of the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. See “Charges and Deductions - Surrender Charge”.

•

Transfers. You may transfer Policy Account Value among the Subaccounts at any time after the end of the free look period. You may transfer Policy Account Value held in the Fixed Account to one or more Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to

Summary

transfer all of your Policy Accumulation Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. The amount of any transfer must be at least $250, or, if less, the Policy Account Value held in the Subaccount or the Fixed Account. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. See “Allocation Options — Transfers” and “Charges and Deductions — Transfer Charge”.

•	Payment Options. A variety of payment options are available.

Free Look Right to Cancel Policy

•

For a limited time after State Farm issues a Policy, you have the right to cancel your Policy and receive a full refund of all premiums paid. See “The Policy — Free Look Right to Cancel Policy”. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. See “Allocation Options — Net Premium Allocations”.

State Farm discontinued sales of the Policy in 2008. It is no longer possible for you to exercise any free look right. The description of the free-look right above is provided for informational purposes only.

Policy Risks

Investment Risk

If you invest your Policy Account Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Account Value. You could lose everything you invest and your Policy could lapse without value, unless you pay sufficient additional premiums. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Account Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If your Cash Surrender Value is not enough to pay the Monthly Deduction when due, and the Death Benefit Guarantee is not in effect, your Policy will enter a 61-day grace period. State Farm will notify you that the Policy will lapse unless you make a sufficient payment during the grace period. Your Policy also may lapse if your Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. Your Policy generally will not lapse if: (1) pursuant to the Death Benefit Guarantee, during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), you pay cumulative premiums, less withdrawals and the Loan Policy Account Value, at least equal to the Minimum Premium amount for your Policy; or (2) you make a payment before the end of the grace period large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. You may reinstate a lapsed Policy, subject to certain conditions.

Temporary Information Related to the COVID-19 Public Health Crisis: In general, the grace period under the Policy is 61 days. However, as a result of the COVID-19 public health crisis, some states may have adopted temporary regulations that require a longer grace period, allow for premium deferral, suspends cancellation of policy due to non-payment, or allow for payment of due premiums in installments or that otherwise impact the Policy’s lapse provisions. These temporary regulations may be extended, or other temporary requirements may be adopted in the future, but that cannot be guaranteed or predicted. Please contact us for further information.

Tax Risk

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.

In general, depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 59½. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional income tax. We will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a MEC.

See “Tax Considerations”. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risk

The surrender charge under the Policy applies for 10 Policy Years after the Policy Date. An additional surrender charge will be applicable for 10 years from the date of any increase in the Basic Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Risks — Risk of Lapse”.

Only four withdrawals are permitted each Policy Year, and we will reduce your Basic Amount by the amount of any withdrawal if Death Benefit Option 1 is in effect.

Surrenders and withdrawals may have tax consequences.

Loan Risk

A Policy loan, whether or not repaid, will affect Policy Account Value over time because we subtract the Loan Amount from the Subaccounts and/or Fixed Account as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Subaccounts. The Loan Account will be credited with a 6.00% interest rate guaranteed by State Farm but will not receive any higher current interest rate credited to the Fixed Account. We reduce the amount we pay on the Insured’s death by any Loan Amount. Your Policy may lapse if your Cash Surrender Value is insufficient to cover charges due to an outstanding Loan Amount. See “Loan Benefits”.

A loan may have tax consequences. In addition, if you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of Increase in Current Fees and Charges

Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of Premiums to keep the Policy in force.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in the Funds’ prospectuses. Please refer to the Funds’ prospectuses for more information.

There is no assurance that any Fund will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. Certain fees and charges are payable only if you choose an optional Policy feature. If the amount of a charge varies depending on the individual characteristics of the Insured, such as Age, sex or underwriting class, the tables show the minimum and maximum possible charges as well as the charges for a typical Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.

The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Account Value among the Subaccounts and the Fixed Account.

Transaction Fees

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Premium Charge (Maximum sales charge imposed on premium)	Upon receipt of each premium payment	5% of each premium payment	5% of each premium payment

Surrender Charge[2]
On Basic Amount:
Minimum and Maximum Charge	Upon surrender or lapse during the first 10 Policy Years	Minimum of $1.20 and maximum of $21 per $1,000 of Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of Basic Amount

Charge for an Insured, Age 30 at issue, in the third Policy Year	Upon surrender or lapse during the first 10 Policy Years	$3.60 per $1,000 of Basic Amount	$3.60 per $1,000 of Basic Amount

On Increase in Basic Amount:
Minimum and Maximum Charge	Upon surrender or lapse during the first 10 years after an increase in Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of increase in Basic Amount	Minimum of $1.20 and maximum of $21 per $1,000 of increase in Basic Amount

Charge for an Insured, Age 30 on the Policy Anniversary preceding the increase, in the third year following the increase	Upon surrender or lapse during the first 10 years after an increase in Basic Amount	$3.60 per $1,000 of increase in Basic Amount	$3.60 per $1,000 of increase in Basic Amount

Withdrawal Processing Fee	Upon withdrawal	The lesser of $25 or 2% of each amount withdrawn	The lesser of $25 or 2% of each amount withdrawn

Transfer Fees[3]	Upon transfer	$25 per transfer	$0

(1)

For each type of charge, the current charge and the guaranteed charge is shown. The current charge is the amount currently charged and the guaranteed charge is the maximum amount permitted by the Policy.

(2)

The surrender charge is in effect for the first 10 Policy Years, as well as the first 10 years after an increase in Basic Amount. It increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. Surrender charges vary based on the Insured’s Age at issue or on the Policy Anniversary preceding an increase in the Basic Amount (as applicable). The surrender charges as shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the surrender charges applicable to your Policy, and more detailed information concerning surrender charges is available on request from our Variable Operation Center. See Appendix A for sample surrender charges.

(3)	A transfer charge is imposed on each transfer in a Policy Year in excess of 12 transfers, but we reserve the right to waive this charge.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Cost of Insurance[2]
Minimum and Maximum Charge	On Policy Date and monthly on Deduction Date	Minimum of $ .0567 and maximum of $83.3333 per $1,000 of net amount at risk[3] per month	Minimum of $.0420 and maximum of $28.8769 per $1,000 of net amount at risk per month

Charge for a male Insured, Age 30, in the non-tobacco rate class	On Policy Date and monthly on Deduction Date	$.1209 per $1,000 of net amount at risk per month	$.1180 per $1,000 of net amount at risk per month

Monthly Expense Charge	On Policy Date and monthly on Deduction Date	$8	$8[4]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.80% of the average daily net assets of each Subaccount you are invested in

(1)

For each type of charge, the current charge and the guaranteed charge is shown. The current charge is the amount currently charged and the guaranteed charge is the maximum amount permitted by the Policy.

(2)

Cost of insurance charges vary based on a number of factors, among them, the Insured’s Age, sex, rate class, Policy Year, Basic Amount, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning cost of insurance charges is available on request from our Variable Operation Center.

(3)

The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider.

(4)	Those persons who purchased a Policy before July 1, 2004 are charged a current monthly expense charge of $6.

Periodic Charges Other Than Fund Operating Expenses (Cont.)

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Optional Charges:[5]
Accidental Death Benefit Rider:[6]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.04 and maximum of $.09 per $1,000 of rider coverage amount per month	Minimum of $.04 and maximum of $.09 per $1,000 of rider coverage amount per month

Charge for an Insured, Age 30, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.05 per $1,000 of rider coverage amount per month	$.05 per $1,000 of rider coverage amount per month

Additional Insured’s Level Term Rider:[6]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.0767 and maximum of $15.4277 per $1,000 of rider coverage amount per month	Minimum of $.0492 and maximum of $9.3603 per $1,000 of rider coverage amount per month

Charge for a male Insured, Age 35, in the non-tobacco rate class, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.1443 per $1,000 of rider coverage amount per month	$.1278 per $1,000 of rider coverage amount per month

Children’s Term Rider:[6]	On Rider Effective Date and monthly on Deduction Date	$.40 per $1,000 of rider coverage amount per month	$.40 per $1,000 of rider coverage amount per month

(5)

Optional Charges are the charges that apply if a Policy Owner elects to add riders to the Policy or to take a loan. Charges for the Accidental Death Benefit Rider and Guaranteed Insurability Option Rider may vary based on the Insured’s Age and rider coverage amount. Charges for Waiver of Monthly Deduction Rider may vary based on the Insured’s Age and monthly deduction amount. Charges for the Additional Insured’s Level Term Rider may vary based on the Insured’s Age, sex, rate class, and rider coverage amount. Charges for the Children’s Term Rider are based on units of coverage. One unit of coverage provides a $1,000 death benefit for each covered child. Charges based on Age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s schedule pages will indicate the rider charges applicable to your Policy, and more detailed information concerning rider charges is available on request from our Variable Operation Center.

(6)

The Accidental Death Benefit Rider, Additional Insured’s Level Term Rider, Children’s Term Rider, Waiver of Monthly Deduction Rider, and Guaranteed Insurability Option are no longer available for a Policy Owner to elect as a supplemental benefit to the Policy.

Periodic Charges Other Than Fund Operating Expenses (Cont.)

Amount Deducted

Charge	When Charge is Deducted	Guaranteed Charge[1]	Current Charge[1]

Waiver of Monthly Deduction Rider:[6]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.0065 and maximum of $.3589 per $1 of the Monthly Deduction per month	Minimum of $.0065 and maximum of $.3589 per $1 of the Monthly Deduction per month

Charge for an Insured, Age 25, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.0285 per $1 of the Monthly Deduction per month	$.0285 per $1 of the Monthly Deduction per month

Guaranteed Insurability Option Rider:[6]
Minimum and Maximum Charge	On Rider Effective Date and monthly on Deduction Date	Minimum of $.03 and maximum of $.24 per $1,000 of rider coverage amount per month	Minimum of $.03 and maximum of $.24 per $1,000 of rider coverage amount per month

Charge for an Insured, Age 25, in the first Policy Year following the Rider Effective Date	On Rider Effective Date and monthly on Deduction Date	$.08 per $1,000 of rider coverage amount per month	$.08 per $1,000 of rider coverage amount per month

Loan Interest Spread[7]	On Policy Anniversary or earlier, as applicable[8]	Annual rate of 2.00%[9]	Annual rate of 2.00%[9]

(7)

The loan interest spread is the difference between the amount of interest we charge you for a Policy loan (which is 8.00% or less annually) and the amount of interest we credit to the Loan Account (guaranteed not to be lower than 6.00% annually).

(8)

While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured’s death.

(9)

For Policies purchased on or after July 1, 2004, the loan interest spread will be at an annual rate of 2.00% during the first 10 Policy Years; 1.00% for Policy Years 11 through 20; and 0.50% for Policy Years 21 and later.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

The following table shows the minimum and maximum Total Annual Fund Operating Expenses (before waiver or reimbursement) charged by the Funds for the fiscal year ended December 31, 2019. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before waiver or reimbursement)	0.15%	0.81%

policy

The Policy

In 2008, State Farm discontinued offering the Policy. We continue to service existing Policies, as well as accept additional premiums into existing Policies. Please contact our Variable Operation Center for further information.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. While the Insured is living, the Owner may exercise all of the rights and options described in the Policy. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner may have tax consequences and you should consult a tax advisor before doing so.

The principal right of the Beneficiary is the right to receive the Death Benefit under the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

•	the Owner pays premiums for insurance coverage on the Insured;

•	the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured’s lifetime; and

•	the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See “Premiums to Prevent Lapse”.

Free Look Right to Cancel Policy. During your “free-look” period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.

As previously stated, State Farm discontinued sales of the Policy in 2008. It is no longer possible for you to exercise any free look right. The description of the free-look right above is provided for informational purposes only.

State Variations. Certain provisions of the Policy may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. Contact our Variable Operation Center for specific information that may be applicable to your state.

Conversion of Term Insurance. An Insured of a Policy converted from an eligible State Farm term insurance coverage will be placed in a super preferred or preferred rate class if the Insured was in a super preferred or preferred rate class, respectively, under the term insurance coverage and the conversion occurred within 5 policy years following issue of the term insurance coverage. The Policy must offer super preferred or preferred rate classes and the minimum Basic Amount for these rate classes must be met. We reserve the right to change or discontinue this conversion privilege at any time.

Premiums

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex, and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. If we detect that your Policy has become a MEC, we will send you a notice to that effect. We will continue your Policy as a MEC, unless you request that we return the premium causing your Policy to become a MEC to you within the time period prescribed by applicable provisions of the Code. See “Tax Considerations”.

State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See “Charges and Deductions, Premium Charge”. State Farm will not recapture the credit if you surrender the Policy. See “Additional Information, Sale of the Policies”. State Farm treats the credit as an additional premium paid for life insurance and MEC testing purposes and includes it in the Policy’s investment in the contract.

Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing written or telephone instructions to us (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions. See “Telephone Transactions”.

Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See “Changing the Basic Amount”.

Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See “Charges and Deductions, Monthly Deduction” and “Death Benefit Guarantee” below. This could happen if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.

You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (see “Death Benefit Guarantee”), the required premium must be large enough to provide the lesser of (1) the Minimum Premium necessary at the end of the grace period, or (2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The Policy Account Value in the Subaccounts is subject to market fluctuations. Changes between the notice date and the date we receive your payment may require additional funds to stop your policy from lapsing. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured’s death. See “Amount of Death Benefit Payable”. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See “Reinstatement” for a discussion of your reinstatement rights.

A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See “Effect of Policy Loan”.

Temporary Information Related to the COVID-19 Public Health Crisis: In general, the grace period under the Policy is 61 days. However, as a result of the COVID-19 public health crisis, some states may have adopted temporary regulations that require a longer grace period, allow for premium deferral, suspends cancellation of policy due to non-payment, or allow for payment of due premiums in installments or that otherwise impact the Policy’s lapse provisions. These temporary regulations may be extended, or other temporary requirements may be adopted in the future, but that cannot be guaranteed or predicted. Please contact us for further information.

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. The Minimum Premium amount for your Policy is equal to the cumulative Minimum Monthly Premium.

Premium Payments. All checks must be made payable to State Farm Life Insurance Company or State Farm Variable Products (not State Farm VP Management Corp. or State Farm Investment Management Corp.). In addition, State Farm Dollars checks may be applied as premium payments. Cash, third party checks, second party checks, cyber chex, credit cards, and debit cards are not acceptable forms of payment. All payments must be in U.S. dollars and drawn on U.S. bank accounts. We reserve the right to reject any premium payment.

Crediting Premiums to the Policy. We will credit your initial premium received in Good Order to the Policy on the Policy Date. We will credit any additional premium received in Good Order after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Variable Operation Center. Any amounts allocated to the Variable Account will be based on the unit value next computed after receipt. See “Subaccount Policy Value”. We will process any premium received in Good Order in our Variable Operation Center after the close of the Valuation Period on the next Valuation Day. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.

Allocation Options

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending written or telephone instructions to us (if we have your telephone authorization on file). See “Telephone Transactions”. The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See “How Your Policy Account Values Vary”. Solely for this purpose, we assume your free look period starts 10 days after we issue your Policy.

Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific fund of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc., series mutual fund companies registered as open-end management investment companies with the SEC. The Subaccounts invest in Class I shares of the Funds. Each Fund is advised by BlackRock Advisors, LLC.

Shares of the Funds are sold to separate accounts of insurance companies to support certain variable life insurance and/or variable annuity contracts issued by such companies, such as the Policy. The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. While the investment objectives and policies of the Funds may be similar to the investment objectives and policies of other portfolios that the same investment adviser may manage, the investment results of the Funds may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies and/or a very similar name.

The table below reflects the investment objective of each Fund available under the Policy. More detailed information regarding the investment objectives, strategies, and risks and fees and expenses of the Funds, and other relevant information, may be found in the Funds’ prospectuses. The Funds’ prospectuses should be read carefully in conjunction with this prospectus.

Fund	Investment Objective

BlackRock Total Return V.I. Fund	Seeks to maximize total return, consistent with income generation and prudent investment management.

BlackRock International Index V.I. Fund	Seeks to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

BlackRock S&P 500 Index V.I. Fund	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500.

BlackRock Government Money Market V.I. Fund	Seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.

BlackRock Small Cap Index V.I. Fund	Seeks to match the performance of the Russell 2000 as closely as possible before the deduction of Fund expenses.

BlackRock 60/40 Target Allocation ETF V.I. Fund	Seeks to provide total return.

Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. See “State Farm’s Fixed Account Option”. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Account Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See “Transfers” below.

Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to transfer all of your Policy Account

Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.

You may make transfer requests by written or telephone request (if we have your telephone authorization on file). See “Telephone Transactions”. A transfer will take effect at the end of the Valuation Period during which we receive the request in Good Order at the Variable Operation Center. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. We will process any transfer request received in Good Order in our Variable Operation Center after the close of the Valuation Period on the next Valuation Day. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. State Farm also reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Certain Payments We Receive with Regard to the Funds. We and our affiliates may receive payments from the Funds, their investment advisers(s), their principal underwriter, or affiliates thereof. The amounts we or our affiliates receive may differ by Fund and such amounts may be significant. These payments may be made for various purposes, including payment for the services provided and expenses incurred by us and our affiliates in administering the Policies or serving as an intermediary to the Funds. We and our affiliates may profit from these payments.

As of the date of this prospectus, we and our affiliates receive payments from the investment adviser of the Funds or an affiliate thereof for administrative services provided to the Funds. See the Funds’ prospectuses for more information. For a particular Fund, the amount we and our affiliates receive is based on a percentage of the Fund’s total average daily net assets attributable to the Policies and other variable insurance contracts issued by us or an affiliate.

Market Timing Policies and Procedures

Our market timing policies and procedures will be applied with respect to the Subaccounts. In addition, as described in the Funds’ prospectuses, the Funds have adopted their own market timing policies and procedures to prevent frequent purchases and sales or exchanges of Fund shares that may be detrimental to a Fund or to long-term beneficial owners. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the related Funds, including any refusal or restriction on purchases or redemptions of the Funds’ shares as a result of the Funds’ own policies and procedures on market timing activities.

State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund (or its principal underwriter or transfer agent) that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Fund.

The Funds may reserve the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Funds’ own policies and procedures on market timing activities. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies.

We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the BlackRock Government Money Market V.I. Fund (the “Money Market Subaccount”) or the Subaccount investing in the BlackRock Total Return V.I. Fund (the “Total Return Subaccount”) to any combination of Subaccounts and/or the Fixed Account. However, if the Money Market Subaccount or the Total Return Subaccount is the Subaccount from which the transfer is made, they cannot also be used as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against loss.

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request or by telephone if we have your telephone authorization on file. The minimum transfer amount is $100 from the Money Market Subaccount or the Total Return Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request in Good Order until the value of the Subaccount from which transfers are being made is depleted or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing or by telephone (if you have a telephone authorization on file) to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to us (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your request in Good Order until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. If you transfer 100% of the value in your Policy to the Fixed Account, any portfolio rebalancing program in effect for your Policy will be canceled. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Inquiring About Transactions. You should review every transaction confirmation thoroughly when received. State Farm employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event you believe a transaction has occurred on your Policy in error, you must notify the Variable Operation Center via telephone or in writing within 60 days of the date shown on your transaction confirmation.

Charges and Deductions

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs and risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

•	the death, cash and loan benefits provided by the Policy;

•	investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

•	administration of various elective options under the Policy;

•	the distribution of various reports to Owners; and

•	the ability to make monthly premium payments under the Monthly Payment Plan.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater Death Benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

•	Premium Charge. State Farm deducts a 5% charge from each premium payment before allocating the resulting Net Premium to the Policy Account Value.

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Mortality and Expense Risk Charge. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor. State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.

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Monthly Deduction. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $8 ($6 for Policies purchased before July 1, 2004) guaranteed not to exceed $8 per month, and (3) any charges for additional benefits added by riders to the Policy (see “Supplemental Benefits” under “Other Policy Benefits and Provisions”).

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Surrender Charge. If you surrender or lapse the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. State Farm does not deduct a surrender charge upon a withdrawal, although it does apply a withdrawal processing fee, as described below. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.

The surrender charge depends on the Insured’s Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based on an amount per $1,000 of the Basic Amount at issue or of the increase in Basic Amount. The maximum surrender charge amount per $1,000 of Basic Amount is $21, which is for Insured’s ages 70 to 80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.

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Transfer Charge. State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused “free” transfers do not carry over to the next year.

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Withdrawal Processing Fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested.

•	Monthly Payment Plan. You may elect to make premium payments under the Monthly Payment Plan. To establish the Monthly Payment Plan, a three month premium payment may be required.

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Loan Interest Charge. State Farm charges an annual interest rate on a Policy loan of 8.00%. If you purchased your Policy on or after July 1, 2004, the annual interest rate on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Loan interest is payable in arrears on each Policy Anniversary. After offsetting the 6.00% interest State Farm guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually) and may be less.

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Fund Expenses. There are Fund management fees and other expenses that are deducted from the average daily value of your money invested in the Subaccounts. A table of the minimum and maximum Fund expenses as of December 31, 2019 can be found in this prospectus under “Annual Fund Operating Expenses”. See the Funds’ prospectuses for a description of the investment advisory fees and other expenses incurred by the Funds.

Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the Death Benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance separately for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company’s current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. We also calculate the net amount at risk separately for the Basic Amount at issue and for any increase in the Basic Amount. In determining the net amount at risk for each increase in Basic Amount, the Policy Account Value is first considered part of the initial Basic Amount. If the Policy Account Value exceeds the initial Basic Amount, it is then considered as part of any increases in Basic Amount in the order these increases took effect. The net amount at risk is affected by interest credited to the fixed account, Subaccount investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option, withdrawals, and increases or decreases in Basic Amount. Your Policy describes more specifically how we calculate this amount.

We base the cost of insurance rate for the Insured on a number of factors, among them, his or her Age, sex, applicable rate class, and Basic Amount. We base the cost of insurance charges on these same factors plus the net amount at risk. We use a standard method of underwriting in determining rate classes, which are based on the health of the Insured and other factors. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco, non-tobacco, preferred or super preferred rate class. In addition, the preferred and super preferred rate classes are available only on those Policies issued on or after July 1, 2004.

For all Policies, we also may place Insureds into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates. We may make additional rate classes available in the future. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured’s circumstances at the time of the increase. We may place an Insured into a rate class with extra ratings for a temporary period of time, due to occupation or temporary illness. We also may place an Insured into a rate class with permanent extra ratings.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured’s Age at his or her last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard.

How Your Policy Account Values Vary

Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See “Loan Benefits”. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary from day to day to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. There is no minimum guaranteed Policy Account Value. It may be more or less than premiums paid.

Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount. For Policies issued in Maryland and Texas, if the Insured is alive on the Maturity Date, we will pay the Cash Surrender Value to the Owner and the Policy will terminate.

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount’s unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

Unit Values. A Subaccount’s unit value varies to reflect the investment performance of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current valuation period.

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any “ex-dividend” date value occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to: (1) the sum of the following amounts in the Fixed Account: Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit once we receive satisfactory proof of the Insured’s death, plus written direction from each eligible recipient of the Death Benefit regarding distribution of Death Benefit proceeds, and any other documents, forms and information we need to deem a Death Benefit claim in Good Order. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured’s death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit for reasons of material misstatements contained in the application, if the Insured dies by suicide, or if the application misstates the Insured’s Age or sex. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $1,000,000, unless the Insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.

Death Benefit Options. State Farm uses the Policy Account Value on the Insured’s date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of (1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured’s Age increases. The table of percentages is shown below.

We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the Policy Account Value, which will increase or decrease depending on

Table of Percentages of Policy Account Value
Age	Percentage	Age	Percentage	Age	Percentage
0–40	250%	54	157%	68	117%
41	243%	55	150%	69	116%
42	236%	56	146%	70	115%
43	229%	57	142%	71	113%
44	222%	58	138%	72	111%
45	215%	59	134%	73	109%
46	209%	60	130%	74	107%
47	203%	61	128%	75–90	105%
48	197%	62	126%	91	104%
49	191%	63	124%	92	103%
50	185%	64	122%	93	102%
51	178%	65	120%	94	101%
52	171%	66	119%	95+	100%
53	164%	67	118%

the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans).

You select the Death Benefit Option when you apply for the Policy. If you do not select a Death Benefit Option, Option 2 will be chosen. You may change the Death Benefit Option on your Policy subject to certain rules. Changing the Death Benefit Option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

(1)	State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

(2)

You may only make one change (increase or decrease) during a Policy Year. To increase or decrease the Basic Amount, submit a written request in Good Order to our Variable Operation Center. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.

A change in planned premiums may be advisable based on the increase in Basic Amount. See “Planned Premiums”. Also, the Minimum Premium for the Death Benefit Guarantee will increase. See “Death Benefit Guarantee”. If we approve the increase in Basic Amount, the increase will become effective as of the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount; but we also will not allow any increases after the Policy Anniversary when the Insured is age 80.

Any decrease in the Basic Amount must be at least $10,000. If a request to decrease the Basic Amount or change to Death Benefit Option 2 would reduce the Basic Amount below the stated Basic Amount minimum in the Policy, an amendment to the Policy will be provided showing the reduced amount as the new Basic Amount minimum. We will process any decrease in Basic Amount on the date we receive your written request in Good Order at our Variable Operation Center. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

•

If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

•	If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Abandoned Property Requirements. Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity age or date the death benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Loan Benefits

You may borrow an amount(s) up to 90% of your Cash Value at any time except during the free look period. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”.

However, requests for loans over $100,000 must be in writing. In addition loan requests on the following types of Policies must be in writing:

•	Policies considered Modified Endowment Contracts.

•	Policies owned by a trust.

•	Policies that have a collateral assignment or irrevocable beneficiary designated.

•	Policies subject to a power of attorney.

Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as “collateral” for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis from the Fixed Account and the Variable Account. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.00%. For a Policy purchased on or after July 1, 2004, the annual interest on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Variable Operation Center and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time (such as Policy Account Value, Cash Surrender Value, and the Death Benefit) because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.

Policy loans reduce the amount available for allocations, surrender, and transfers, and, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If you surrender the Policy or the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the surrender proceeds or Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. Policy loans may have tax consequences and you should consult a tax advisor before taking out a loan.

Surrender Benefits

Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value, as calculated at the end of the Valuation Day when we receive your request in Good Order (or on a later date, if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. We will process any surrender request received in our Variable Operation Center after the close of the Valuation Period on the next Valuation Day (unless you request a later date). A surrender charge may apply. The withdrawal processing fee assessed on withdrawals does not apply to full surrender. See “Charges and Deductions, Surrender Charge”. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.

Withdrawals. You may make withdrawals under your Policy except during the free look period. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”. If your Policy is considered a Modified Endowment Contract, all withdrawal requests must be in writing. We will process any withdrawal request received in our Variable Operation Center before the close of a Valuation Period at the unit value(s) next determined after we receive your request in Good Order (or at a later date if you so request). We will process any withdrawal request received in our Variable Operation Center after the close of a Valuation Period on the next Valuation Day (or at a later date if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.

A withdrawal can affect the Basic Amount, Death Benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see “Charges and Deductions”)). If Death Benefit Option 1 is in effect, we will reduce the Basic Amount by the amount of the withdrawal (including the withdrawal processing fee). If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

Settlement Options

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. The Variable Operation Center can explain these options upon request. None of these options vary with the investment performance of a Variable Account. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under Settlement Options.

payments

Requesting Payments

You must send written requests for payment (except where we authorize telephone requests) to our Variable Operation Center. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt in Good Order at our Variable Operation Center of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. All loan, surrender, and withdrawal proceeds are generally paid by check and sent to the address of record for the Policy. Other than the Death Benefit, which we determine as of the date of the Insured’s death, we will determine the amount as of the end of the Valuation Period during which our Variable Operation Center receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

We may delay making a payment or processing a transfer request if:

•

the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

•	the SEC, by order, permits postponement of payment to protect State Farm’s Owners.

If, pursuant to SEC rules, the BlackRock Government Money Market V.I. Fund suspends payment of redemption proceeds in (connection with a liquidation of the Fund or due to Fund liquidity levels), we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Money Market Subaccount until the Fund pays redemption proceeds.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, full surrenders, loans or death benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the Owner or the Insured and the Policy to government agencies and departments.

Telephone Transactions

You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Variable Operation Center. These include (with certain restrictions) requests for transfers, withdrawals, Policy loans, address changes, changes in premium allocation designations, and the addition of or changes to the dollar-cost averaging or portfolio rebalancing programs. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Variable Operation Center.

Other Policy Benefits and Provisions

Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount (only the first 18 months after the Policy Date in Connecticut), we do not count such transfers for purposes of determining whether a transfer processing fee applies. In Connecticut, during the first 18 months after the Policy Date, you also have the right to request a new policy. Please see the Policy for complete details.

Supplemental Benefits. The following is a description of certain supplemental benefits that have been offered as riders to your Policy. If you elect one or more of these benefits, State Farm will deduct monthly charges for the benefits you select from your Policy Account Value as part of the Monthly Deduction See “Monthly Deduction”.

•	Accidental Death Benefit Rider. Provides a death benefit in addition to the Policy’s basic death benefit if the Insured’s death occurs as the result of an accident.

•	Guaranteed Insurability Option Rider. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability.

•	Waiver of Monthly Deduction Rider. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.

•	Additional Insured’s Level Term Rider. Provides level term insurance coverage for the Insured’s spouse to spouse’s age 85. This rider may not be available in all states.

•	Children’s Term Rider. Provides term life insurance on your eligible children.

We no longer offer supplemental benefits as new riders to existing policies. These riders will remain as part of your Policy if previously selected. Additional rules and limits apply to these supplemental benefits. Please contact our Variable Operation Center for further information.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Modifying the Policy. Upon notice to you, at any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account’s operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No other person has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

State Farm and The Fixed Account

State Farm Life Insurance Company. State Farm is a stock life insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm owns the assets in the general account, and uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. These assets are subject to State Farm’s general liabilities from business operations. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account’s assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account

State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

State Farm reserves the right, subject to compliance with applicable law, to add new funds, remove existing Funds, or substitute new fund shares that are held by a subaccount for shares of a different fund. New or substitute funds may have different fees and expenses, and their availability may be limited to certain classes of purchasers.

Support for Benefits Under the Policy

The benefits under the Policy are paid by us from our general account assets and/or your Policy Account Value held in the Variable Account. It is important that you understand that payment of these benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Variable Account. You assume all of the investment risk for premiums and Policy Account Value allocated to the Subaccounts. Your Policy Account Value in the Subaccounts is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. This means that, with very limited exceptions, all assets in the Variable Account attributable to your Policy Account Value and that of all other Policy owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.

Assets in the General Account. The Policy also permits you to allocate premiums and Policy Account Value to the Fixed Account, which is part of our general account. Amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Account Value (such as those associated with the Death Benefit), are paid from our general account. Therefore, any amounts that we may pay under the Policy in excess of Policy Account Value are subject to our financial strength and claims-paying ability.

We issue other types of insurance policies and financial products as well, such as fixed term and universal life insurance and fixed annuities and we also pay our obligations under these products from the assets in our general account. In the event of State Farm’s insolvency or receivership, payments we make from our general account to satisfy claims under the Policy would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. As of the date of this prospectus, the COVID-19 pandemic has led to significant volatility and negative returns in the financial markets. The economic impacts of the COVID-19 pandemic could negatively impact our financial condition as a result of, e.g., increases in expenses and liabilities and losses on investments held in our general account. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets, the global economy, and our financial strength and claims-paying ability, cannot be predicted with certainty.

How to Obtain More Information. We encourage Policy Owners to read and understand State Farm’s financial statements. We prepare our financial statements on a statutory basis, as required by state regulators. Our audited statutory financial statements are included in the Statement of Additional Information (which is available at no charge by calling us toll free at (888) 702-2307, writing us at P.O. Box 2307, Bloomington, Illinois 61702-2307, or going to www.statefarm.com). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

Voting of Fund Shares

State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send or make available to Owners voting instruction material, a voting instruction form and any other related material. It is important that each Owner provide voting instructions to State Farm because shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. As a result, a small number of Owners may control the outcome of a vote. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that State Farm reasonably disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

Tax Considerations

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the “IRS”) may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. State Farm believes that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment) a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. In addition, a Policy received in a tax-free transaction for a life insurance policy that is a Modified Endowment Contract will also be classified as a Modified Endowment Contract.

In some circumstances, if there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced amount. If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when the Death Benefit is increased. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits.

A current or prospective Owner should consult with a competent tax advisor to determine whether a premium payment or any other Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. We also will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)

All distributions, other than Death Benefits, such as distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution over the Owner’s total investment in the Policy at the time. “Total investment in the contract” generally means the aggregate amount of any premiums or considerations paid for a Policy.

(2)	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract. All requests for surrenders, withdrawals and loans from a Modified Endowment Contract must be in writing.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Withholding. To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100. The tax consequences of allowing the Policy to continue in force beyond the 100th birthday of the Insured are uncertain. An owner should consult a tax advisor as to those consequences.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Guidance on Split Dollar Plans. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split Dollar Arrangements. In addition, the IRS and Treasury Department have issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax advisor about the impact of this tax on distributions from the Policy.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Sale of the Policies. State Farm VP Management Corp., an affiliate of State Farm, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (FINRA). The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its registered representatives under two alternative commission schedules, depending on which schedule is elected by State Farm VP Management Corp.’s registered representatives. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3.50% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm may pay incentive bonuses, expense reimbursements or additional payments to trainee agents and term independent contractor agents. We also pay State Farm VP Management Corp.’s operating and other expenses related to distributing the Policies.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Cyber Security and Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Account Value. For instance, cyber attacks may: interfere with our processing of Policy transactions, including the processing of orders with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will be able to successfully avoid cyber attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Policy-related transactions, including orders from Policy owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate Policy Account Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

Personalized Illustrations. We may provide personalized illustrations showing how the Policy works based on assumptions about investment returns and the Policy owner’s and/or Insured’s characteristics. The illustrations are intended to show how the Death Benefit, Policy Account Value, and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Basic Amount, premium payments, Insured, rate class, and Death Benefit Option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Policy Account Value, and Cash Surrender Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

Litigation. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, the ability of State Farm VP Management Corp. to perform under its principal underwriting agreement with the Variable Account, or the ability of State Farm to meet its obligations under the Policies.

Financial Statements. Our financial statements and the financial statements of the Variable Account are contained in the SAI. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Variable Operation Center or visit us online at www.statefarm.com.

Index of Terms

This prospectus uses the following special terms:

Age — Age means the age on the Insured’s last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured’s birthday, the Age will be the age the Insured reaches on the Policy Date.

Basic Amount — The amount of coverage on the Insured provided by the basic plan.

Cash Value — Policy Account Value less any applicable surrender charge.

Cash Surrender Value — Cash Value less any Loan Amount.

Death Benefit — The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured’s death by any Loan Amount and any unpaid Monthly Deductions.

Deduction Date — The Policy Date and each monthly anniversary of the Policy Date.

Fund — An investment portfolio of the BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. and an underlying investment option under the Policy.

Good Order — The actual receipt of the requested transaction in writing (or by telephone, if we have your telephone authorization on file), along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed application, the Policy number, the transaction amount (in dollars), the names of and allocations to and/or from the Subaccounts affected by the requested transaction, the signatures of all Policy Owners, exactly as registered on the Policy (unless by proper telephone authorization), social security number or taxpayer I.D. and any other information or supporting documentation that we may require. With respect to premium payments, “Good Order” also generally includes receipt of sufficient funds by us to effect the transaction. We cannot process your requests for transactions relating to the Policy until we have received them in Good Order at our Variable Operation Center. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Insured — The person upon whose life State Farm issues the Policy.

Issue Date — The date State Farm issues the Policy.

Loan Account — A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

Loan Amount — The sum of all outstanding Policy loans including both principal plus accrued interest.

Loan Policy Account Value — The value of the Loan Account for this Policy.

Maturity Date — For Policies issued in Texas and Maryland, the Maturity Date is the Policy Anniversary when the Insured is Age 100.

Minimum Monthly Premium — The amount shown on the Schedule pages of your Policy. We determine the Minimum Monthly Premium for your Policy based on the Insured’s Age, sex and rate class, the Basic Amount, and any supplemental benefits.

Minimum Premium — For any Policy Month during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas) the cumulative Minimum Monthly Premium required to keep the Death Benefit Guarantee in effect.

Net Premium — Premium less the 5% premium charge.

Policy — The variable life insurance policy described in this prospectus. The Policy contains the Basic Plan, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

Policy Account Value — The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the values held in our general account to secure Policy loans.

Policy Anniversary — The same day and month as the Policy Date each year that the Policy remains in force.

Policy Date — If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month. If we receive the initial premium on the 29th, 30th or 31st of any month, the Policy Date will be the 1st of the following month.

terms

Policy Month — A 1-month period starting with the same day as the Policy Date each month that the Policy remains in force.

Policy Year — Any 12-month period starting with the Policy Date or a Policy Anniversary.

SAI — The Statement of Additional Information (“SAI”) that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. You may obtain a copy of the SAI by writing or calling us at our Variable Operation Center. The Table of Contents for the SAI appears on the last page of this prospectus.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Operation Center — One State Farm Plaza, B-2, Bloomington, Illinois 61710-0001, 1-888-702-2307.

table of

Statement of Additional Information

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.

THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN

THOSE JURISDICTIONS WHERE SUCH OFFERING

MAY LAWFULLY BE MADE.

contents

APPENDIX A

Example of Surrender Charges

Beginning		Policy Issued to Insured Age 35				Policy Issued to Insured Age 50
Policy Year	Policy Month	$100,000 Initial Basic Amount		$50,000 Increase In Basic Amount, Policy Beginning of Year 16 (Age 50)		$100,000 Initial Basic Amount		$50,000 Increase in Basic Amount, Beginning of Year 16 (Age 65)
1	1	$21.50	*	$0.00		$53.00	*	$0.00
1	6	129.00		0.00		318.00		0.00
1	12	258.00		0.00		636.00		0.00
2	6	387.00		0.00		954.00		0.00
2	12	516.00		0.00		1,272.00		0.00
3	1	516.00		0.00		1,272.00		0.00
4	1	516.00		0.00		1,272.00		0.00
5	1	516.00		0.00		1,272.00		0.00
6	1	516.00		0.00		1,272.00		0.00
7	1	412.80		0.00		1.017.60		0.00
8	1	309.60		0.00		763.20		0.00
9	1	206.40		0.00		508.80		0.00
10	1	103.20		0.00		254.40		0.00
11	1	0.00		0.00		0.00		0.00
12	1	0.00		0.00		0.00		0.00
13	1	0.00		0.00		0.00		0.00
14	1	0.00		0.00		0.00		0.00
15	1	0.00		0.00		0.00		0.00
16	1	0.00		26.50	*	0.00		40.42	*
16	6	0.00		159.00		0.00		242.50
16	12	0.00		318.00		0.00		485.00
17	6	0.00		477.00		0.00		727.50
17	12	0.00		636.00		0.00		970.00
18	1	0.00		636.00		0.00		970.00
19	1	0.00		636.00		0.00		970.00
20	1	0.00		636.00		0.00		970.00
21	1	0.00		636.00		0.00		970.00
22	1	0.00		508.80		0.00		776.00
23	1	0.00		381.60		0.00		582.00
24	1	0.00		254.40		0.00		388.00
25	1	0.00		127.20		0.00		194.00
26	1	0.00		0.00		0.00		0.00

*

In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11th year.

Business Continuity Plan Disclosure for State Farm VP Management Corp.

State Farm VP Management Corp. has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us — If after a significant business disruption you cannot contact us as you usually do at 1-888-702-2307, you should go to our web site at statefarm.com®.

Our Business Continuity Plan — We plan to quickly recover and resume business operations as soon as possible after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back-up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and procedures to help ensure that our customers have prompt access to their funds and securities if we are unable to continue our business.

Our business continuity plan may be revised or amended. If changes are made, an updated summary will be promptly posted on our website (statefarm.com® ). You may obtain a current summary of our business continuity plan by writing to us at State Farm Life Insurance Company Variable Life Separate Account of State Farm Life Insurance Company P.O. Box 2307 Bloomington, IL 61702-2307.

Varying Disruptions — Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we may transfer our operations to a local site when needed and expect to recover and resume business within 1 business day. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and expect to recover and resume business within 3 business days. In either situation, we plan to continue in business, transfer operations if necessary, and notify you through our web site statefarm.com®, or our customer number how to contact us. In the unlikely event that the significant business disruption is so severe that it prevents us from remaining in business, our plan provides procedures to help ensure that our customers have prompt access to their funds and securities.

In all of the situations described above, in light of the various types of disruptions that could take place and that every emergency poses unique problems, it may take longer to resume operations during any particular disruption.

For more information — If you have questions about our business continuity planning, you can contact us at 1-888-702-2307.

Securities Investor Protection Corporation (SIPC)

You may obtain information about SIPC, including the SIPC brochure, at www.sipc.org or calling (202) 371-8300.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Policy Account Values, and to request other information about the Policy, without charge, please call us at (888) 702-2307 or write to us at our Variable Operation Center at One State Farm Plaza, B-2, Bloomington, Illinois 61710-0001.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy.

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies. More information about State Farm VP Management Corp. and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (FINRA) that includes information describing FINRA BrokerCheck.

Issued By:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home offices: Bloomington, Illinois

1-888-702-2307

Investment Company Act File No. 811-08013

www.statefarm.com

State Farm VP Management Corp. (Underwriter & Distributor of Securities Products) One State Farm Plaza Bloomington, Illinois 61710-0001

231-3549.25	Printed in U.S.A.

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

(Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Depositor)

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

STATEMENT OF ADDITIONAL INFORMATION

Individual Flexible Premium Variable Universal Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the flexible premium variable universal life insurance policy (the “Policy”) offered by State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2020, and the prospectus for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2020.

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Incontestability

The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured’s lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

Misstatement of Age or Sex

State Farm will adjust the Death Benefit if the application misstates the Insured’s Age or sex.

Limited Death Benefit—Suicide Exclusion

The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

Assignment

You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Variable Operation Center. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See “Tax Considerations” in the prospectus.

Change of Owner

When allowed by law, you may change the Owner of the Policy by sending a written request to our Variable Operation Center while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

The Beneficiary

You designate the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured’s lifetime by providing a written request to the Variable Operation Center. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If a primary beneficiary dies after the first payment is made, we will pay that primary beneficiary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary beneficiary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies when receiving payments, we will pay that successor’s unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one-sum payment to you, if you are alive when payment is made. Otherwise, we will make a one-sum payment to the estate of the last survivor of you and all Beneficiaries.

Dividends

The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

1

Changing Death Benefit Options

You may change the Death Benefit Option on your Policy subject to the following rules:

You must submit each change by written request that we receive at our Variable Operation Center, and you may only change the Death Benefit Option once in any Policy Year. We will process each change on the date we receive your written request at our Variable Operation Center. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the Death Benefit option may have tax consequences and you should consult a tax advisor before doing so.

ADDITIONAL INFORMATION

The Compliance and Ethics Forum for Life Insurers

We and State Farm Life and Accident Assurance Company are members of The Compliance and Ethics Forum for Life Insurers (CEFLI). CEFLI is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of CEFLI agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Potential Conflicts of Interest

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any if those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund.

The Funds also may sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund as an investment option under the Policies or replacing the Fund with another fund.

See the Funds’ prospectuses for more detail.

Addition, Deletion or Substitution of Investments

Where permitted by applicable law, we may:

(1)	create new separate accounts;

(2)	combine separate accounts, including the Variable Account;

2

(3)	add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

(4)	make any Subaccount available to such classes or policies as we may determine;

(5)	add new funds or remove existing Funds;

(6)

substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

(7)	deregister the Variable Account under the 1940 Act if such registration is no longer required; and

(8)	operate the variable Account as a management investment company under the 1940 Act or in any other form permitted by law.

The investment policy of the Variable Account will be changed only with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

Safekeeping of Account Assets

We hold the Variable Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $5 million covering our directors, officers, and employees has been issued by National Union Fire Insurance Company.

Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account at its Variable Operation Center. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.

Principal Underwriter

State Farm VP Management Corp., the principal underwriter of the Policy, is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm VP Management Corp. is affiliated with State Farm Life Insurance Company because each company is directly or indirectly owned by State Farm Mutual Automobile Insurance Company. State Farm VP Management Corp. received $1,357,661 in 2019, $169,183 in 2018 and $755,719 in 2017 as commissions for serving as principal underwriter of the Policy. State Farm VP Management Corp. did not retain any commissions in 2019, 2018 and 2017.

We discontinued new sales of the Policy during the latter half of 2008; however, we will continue to administer existing Policies and will continue to accept premiums and permit transfers for such Policies.

Underwriting Procedures

State Farm will follow its established insurance underwriting procedures for life insurance designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided about the proposed Insured before a determination can be made.

3

Experts

The statutory statements of admitted assets, liabilities, and capital and surplus of State Farm Life Insurance Company as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2019, 2018 and 2017, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory basis), which is a basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

The statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2019, and the results of its operations for the year then ended, and the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2019, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

The Company

We are an Illinois stock life insurance company and are wholly owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. We were incorporated in 1929 and have been continuously engaged in the life insurance business since that year. We are subject to regulation by the Insurance Department of the State of Illinois, as well as by the insurance departments of all other states and jurisdictions in which we do business. We sell insurance in 47 states and the District of Columbia. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The Policy described in the prospectus and this SAI has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Other Information

State Farm has filed a registration statement under the Securities Act of 1933, as amended, with the SEC relating to the offering described in the prospectus. The prospectus and SAI do not include all the information set forth in the registration statement. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. You may obtain the omitted information at the SEC’s principal office at 100 F Street, N.E., Washington, DC 20549 by paying the SEC’s prescribed fees. The omitted information is also available at the SEC’s Internet site (http://www.sec.gov).

Financial Statements

The audited statutory statements of admitted assets, liabilities, and capital and surplus of State Farm Life Insurance Company as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2019, 2018 and 2017, as well as the Report of the Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

4

Statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2019, and the results of its operations for the year then ended, and the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2019, also appear in the SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

5

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report on Audits of Financial Statements—Statutory Basis

For the Years Ended December 31, 2019, 2018, and 2017

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report of Independent Auditors

To the Board of Directors of

State Farm Life Insurance Company

We have audited the accompanying statutory financial statements of State Farm Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2019 and 2018, and the related statutory statements of income and changes in surplus, and of cash flows for each of the three years in period ended December 31, 2019.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000; F: (312) 298 2001, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2.

February 25, 2020

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis (in thousands)

As of December 31, 2019 and 2018

ADMITTED ASSETS	2019	2018
Bonds:
United States government	$3,468,800	$3,923,581
Canadian government and subdivisions	23,957	33,947
Other governmental units	16,354,220	16,577,623
Industrial and other	32,211,201	30,883,135

	52,058,178	51,418,286

Stocks:
Unaffiliated common	5,145,625	4,050,110
Affiliated common	8,404	8,335

	5,154,029	4,058,445

Mortgage loans	10,337,898	9,213,035
Contract loans	4,441,492	4,420,788
Cash (Overdraft)	(37,167)	(20,641)
Cash equivalents	846,139	767,422
Short-term investments	—	6,009
Other invested assets	3,509,696	2,915,804
Accounts receivable—investment sales	393	470

Total cash and invested assets	76,310,658	72,779,618

Premiums deferred and uncollected	37,521	39,286
Investment income due and accrued	577,497	583,269
Net deferred tax asset	281,300	352,143
Receivables from affiliates	103	541
Other assets	19,550	14,048
Assets held in separate accounts	1,423,075	1,221,793

Total admitted assets	$78,649,704	$74,990,698

LIABILITIES	2019	2018
Aggregate reserves for life contracts	$49,954,948	$48,411,512
Liability for deposit type contracts	10,491,832	10,283,048
Policy and contract claims	281,460	223,593
Policyholders’ dividends due and unpaid	2,905	3,044
Dividends to policyholders payable in the following year	568,360	569,851
Advance premiums, deposits and other policy and contract liabilities	27,770	28,600
Interest maintenance reserve (IMR)	43,405	39,015
Commissions payable	80,279	87,739
Federal income taxes payable to affiliates	92,203	198,687
Postretirement benefits	357,559	357,837
Agent termination benefits	615,853	498,260
Payable to parent, subsidiaries and affiliates	66,864	62,350
Other liabilities	275,807	254,243
Liabilities related to separate accounts	1,423,075	1,221,793
Asset valuation reserve (AVR)	2,006,983	1,227,137

Total liabilities	66,289,303	63,466,709

CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares authorized, issued and outstanding	3,000	3,000
Paid-in surplus	21,846	21,846
Unassigned surplus	12,335,555	11,499,143

Total capital and surplus	12,360,401	11,523,989

Total liabilities, capital and surplus	$78,649,704	$74,990,698

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations and Change in Capital and Surplus—Statutory Basis (in thousands)

For the Years Ended December 31, 2019, 2018, and 2017

SUMMARY OF OPERATIONS	2019	2018	2017
Income:
Premiums and annuity considerations	$5,283,691	$5,118,642	$5,018,729
Net investment income	2,771,115	2,670,538	2,630,859
Other income	34,347	121,022	77,744

	8,089,153	7,910,202	7,727,332

Benefits and other expenses:
Death benefits	2,027,014	1,886,438	1,839,644
Surrender benefits and other fund withdrawals	1,368,912	1,386,033	1,237,072
Other benefits and claims	758,462	733,098	715,099
Net transfers to or (from) separate accounts	(78,308)	(72,295)	(66,862)
Increase in policy and contract reserves	1,543,436	1,494,438	1,638,546
Commissions	364,804	356,436	359,724
General insurance expenses	625,390	645,368	684,518
Taxes, licenses and fees	113,830	106,560	100,794

	6,723,540	6,536,076	6,508,535

Net gain from operations before dividends to policyholders and federal and foreign income taxes	1,365,613	1,374,126	1,218,797
Dividends to policyholders	559,237	558,883	559,891

Net gain from operations before federal and foreign income taxes	806,376	815,243	658,906
Federal and foreign income taxes incurred (excluding capital gains)	177,869	174,355	240,159

Net gain from operations before net realized capital gains or (losses)	628,507	640,888	418,747
Net realized capital gains (losses), net of transfers to the IMR less capital gains tax	2,809	35,808	47,631

Net income	$631,316	$676,696	$466,378

CAPITAL AND SURPLUS ACCOUNT	2019	2018	2017
Common stock: Balance at beginning and end of year	$3,000	$3,000	$3,000

Paid-in Surplus: Balance at beginning and end of year	21,846	21,846	21,846

Unassigned surplus:
Balance at beginning of year	11,499,143	10,879,858	10,152,424
Net income	631,316	676,696	466,378
Change in net unrealized capital gains (losses)	903,771	(216,467)	783,249
Change in net deferred income tax	89,890	23,087	(535,004)
Change in nonadmitted assets	81,618	(48,485)	226,301
Change in asset valuation reserve	(779,847)	157,611	(209,611)
Surplus withdrawn from separate accounts during period	—	337,897	—
Other changes in surplus in separate accounts statement	—	(394,614)	38,190
Dividends to stockholder (parent company)	(480)	(480)	(480)
Additional liability for termination benefits	(89,856)	84,040	(41,589)

Balance at end of year	12,335,555	11,499,143	10,879,858

Total capital and surplus	$12,360,401	$11,523,989	$10,904,704

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows—Statutory Basis (in thousands)

For the Years Ended December 31, 2019, 2018, and 2017

CASH FLOW	2019	2018	2017
Cash from operations:
Premiums collected net of reinsurance	$4,983,566	$4,810,956	$4,727,335
Net investment income	2,627,758	2,533,168	2,482,619
Other income	14,917	14,323	13,697
Benefits and loss related items	(2,953,631)	(2,864,063)	(2,633,217)
Net transfers from Separate Accounts	77,234	71,670	67,071
Commissions, expenses paid and other deductions	(1,064,769)	(1,077,730)	(1,111,066)
Dividends paid to policyholders	(45,664)	(44,168)	(42,901)
Federal and foreign income taxes paid	(322,711)	(218,958)	(263,135)

Net cash from operations	3,316,700	3,225,198	3,240,403

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	4,476,578	3,800,215	4,005,259
Stocks	205,508	224,361	222,765
Mortgage loans	590,796	378,987	694,913
Other invested assets	257,324	279,115	214,313
Miscellaneous proceeds	10,204	16,398	—

Total investment proceeds	5,540,410	4,699,076	5,137,250

Cost of investments acquired (long term only):
Bonds	5,142,961	4,280,689	5,271,211
Stocks	224,368	230,458	138,652
Mortgage loans	1,715,667	1,746,915	1,698,332
Other invested assets	718,458	771,710	636,381
Miscellaneous applications	—	—	15,682

Total investments acquired	7,801,454	7,029,772	7,760,258
Increase in contract loans and premium notes	(149,239)	(116,864)	(146,326)

Net cash from investments	(2,111,805)	(2,213,832)	(2,476,682)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts and other insurance liabilities	(1,147,395)	(1,154,818)	(1,106,057)
Other cash provided (applied)	(838)	340,670	6,823
Dividends to stockholder paid	(480)	(480)	(480)

Net cash from financing and miscellaneous sources	(1,148,713)	(814,628)	(1,099,714)

Net change in cash, cash equivalents, and short-term investments	56,182	196,738	(335,993)
Cash, cash equivalents, and short-term investments, beginning of year	752,790	556,052	892,045

Cash, cash equivalents, and short-term investments, end of year	$808,972	$752,790	$556,052

Supplemental disclosures of cash flow information for non-cash transactions:
Deposit type contracts and interest credited	$1,085,463	$1,101,924	$1,103,840
Dividends held or used to pay premiums	515,202	515,344	520,561
Bond exchanges	318,643	409,055	209,988
Mortgage principal refinanced	95,285	163,988	170,324
Capitalized loan interest	171,041	170,217	170,158
Separate Account Net Gain From Operations	—	72,500	17,555
Waived premium	61,296	48,333	53,460
Common stock exchanges	33,504	24,624	58,164
Other assets	—	—	706

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands)

1.    Nature of Business Operations

State Farm Life Insurance Company (the Company), domiciled in Illinois, is a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company primarily markets individual life and annuity products through an exclusive independent contractor agency force and by phone and internet. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 91%, 91%, and 90% of premium revenue in 2019, 2018, and 2017, respectively. Individual annuity products including variable annuity contracts account for an additional 8% in 2019, 2018, and 2017. The Company also writes a small amount of employee group life.

The Company is the parent company of the wholly owned State Farm Health Insurance Company (SFHIC).

The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2.    Summary of Significant Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Illinois Department of Insurance.

The Illinois Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Illinois for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Illinois insurance law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the state of Illinois. During 2019, 2018, and 2017, the Company did not have any permitted practices.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates. Certain amounts applicable to prior year have been reclassified to conform to the current year presentation. Management has evaluated subsequent events for recognition or disclosure through February 25, 2020, the date these financial statements were available for issuance.

The following discussion describes significant accounting practices and highlights the significant differences between statutory accounting practices followed by the Company and generally accepted accounting principles (GAAP). The effect of these differences has not been determined, but is presumed to be material.

A.    Investments

Bonds and stocks are stated at values prescribed by the NAIC. Bonds not backed by other loans, except those in or near default (i.e., NAIC 6), are stated at amortized cost using the scientific method. Bonds not backed by other loans that are in or near default are stated at the lower of amortized cost using the scientific method or fair value. Loan-backed securities, except those in or near default, are stated at amortized cost using the scientific method including anticipated prepayments at the date of purchase. Loan-backed securities that are in or near default are stated at the lower of amortized cost using the scientific method or fair value.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Prepayment assumptions for loan-backed securities are obtained from ICE Data Pricing & Reference Data, LLC and Bloomberg. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective adjustment method. There have been no changes from the retrospective adjustment method to the prospective method of valuing loan-backed securities. Stocks, other than investments in subsidiaries, are stated at fair value. Prices published by the Securities Valuation Office (SVO) of the NAIC or prices from pricing vendors are used to calculate fair value. Where a price is not available from the SVO or pricing vendors, management’s best estimate of fair value is used. Under GAAP, equity securities that have readily determinable fair values would be classified into two categories: trading and available-for-sale. Debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.

Registered money market mutual funds are reported as cash equivalents and are stated at fair value.

Short-term investments, which represent investments with maturities of less than one year, are stated at amortized cost.

Mortgage loans on real estate are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts and interest income on impaired loans are deposited and accounted for as they are received. Impaired loans and accrued interest income on restructured impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued.

All mortgage loans are placed on non-accrual status when a loan is past due greater than 90 days or earlier if concerns exist as to the ultimate collectability of principal or interest. Loans remain in non-accrual status until full repayment of remaining contractual principal and interest is expected, the loan is current and there has been six months of sustained payment performance. Any due and accrued investment income that is 180 days past due and collectible is also reported as a non-admitted asset. If the accrued interest is not collectible, it is written-off and no further interest is accrued. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2019 or 2018.

Contract loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies. Any loans in excess of cash surrender value are non-admitted in accordance with Statement of Statutory Accounting Principles (SSAP) No. 49.

The Company’s other invested assets are comprised of ownership interests in joint ventures, partnerships, and limited liability companies. The Company carries these interests based on the underlying audited GAAP equity of the investee. Under SAP, changes in these values are reflected in Surplus, whereas in GAAP these changes may be reflected in Income. Investments without audited GAAP financial statements are non-admitted with a book/adjusted carrying value of zero. No impairments were recorded during 2019 and 2018.

The underlying audited statutory equity method is used for valuing its interest in the U.S. insurance subsidiary. Under GAAP reporting, all majority-owned subsidiaries would be consolidated.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company’s interest in the State Farm Liquidity Pool, LLC (the Pool), is carried at its underlying audited GAAP equity, and is reported as a cash equivalent.

Investment income is recorded when earned. Due and accrued investment income that is over 90 days past due or when collection is in doubt is excluded from surplus. There were no material amounts excluded from surplus in 2019 and 2018. Realized gains and losses on sale of investments are determined by the specific identification method. Net realized gains and losses are shown net of federal income tax. Unrealized gains and losses are recorded to unassigned surplus net of deferred income tax.

For any decline in the fair value of a bond, stock, or mortgage loan that is considered to be other-than-temporary, a valuation adjustment is made and recognized as a realized capital loss.

B.    Premiums Deferred and Uncollected

Premiums deferred and uncollected represent modal premiums, either due directly from policyholders and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

C.    Aggregate Reserves for Life Contracts

Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging from primarily 2.5% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

D.    Policyholders’ Dividends

All of the Company’s individual and group life insurance business is written on the participating basis. Subject to the provisions of law regarding return of excess premiums, the Board of Directors may authorize such dividends to policyholders upon such terms and conditions as may, in their judgment, be proper, just and equitable. The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2019, 2018, and 2017, premiums under individual and group life participating policies were $4,860,188, $4,712,960, and $4,596,528 or 100% of total individual and group life premiums earned. The Company’s Statements of Operations for 2019, 2018, and 2017 includes $559,237, $558,883, and $559,891 of policyholder dividends, respectively.

The Company absolutely and irrevocably commits and guarantees that, of the total dividends apportioned for the period beginning January 1, 2020 and ending December 31, 2020, it will pay or cause to be applied during 2029, in all events, annual dividends for participating individual life and annuity policies issued after December 31, 1983, in an amount not less than $204,000. This guarantee covers policies in the aggregate only and does not confer a dividend guarantee on any specific policy.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

E.    Federal and Foreign Income Taxes

The Company files a consolidated federal income tax return with the following companies:

State Farm Mutual Automobile Insurance Company

State Farm Fire and Casualty Company

State Farm General Insurance Company

State Farm Life and Accident Assurance Company

State Farm Health Insurance Company

State Farm Lloyds

State Farm Indemnity Company

State Farm Guaranty Insurance Company

State Farm Florida Insurance Company

State Farm International Services, Inc.

State Farm Lloyds, Inc.

State Farm Investment Management Corp. (SFIMC)

State Farm VP Management Corp.

State Farm Bank, FSB

State Farm International Holding Company

Plaza One Realty Company

Insurance Placement Services, Inc.

State Farm Realty Investment Company

Oglesby Reinsurance Company

Dover Bay Specialty Insurance Company

HiRoad Assurance Company

The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company’s Board of Directors or Underwriters. The allocation is based upon separate return calculations after consolidating adjustments for regular and, for 2017 only, alternative minimum tax (AMT), with current credit for net losses and tax credits used by the consolidated group. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within thirty (30) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within thirty (30) days of payment of the tax due.

Under NAIC SAP, the deferred tax assets (DTAs) are reduced by a valuation allowance if it is more likely than not that some portion of the DTAs will not be realized. In addition, the gross DTAs are subject to an admissibility test. The admissibility test has three parts. The first part of the admissibility test determines the loss carryback potential for temporary differences that reverse corresponding to Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years. The second part of the admissibility test applies reversal periods and adjusted capital and surplus limitations based upon risk-based capital (RBC) thresholds to determine the admitted portion of DTAs expected to be realized during a period not to exceed three years. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Any changes in DTAs and DTLs are recognized as a separate component of the change in unassigned surplus.

The change in the net DTA/DTL is reflected in capital and surplus under NAIC SAP whereas under GAAP, the change would be reported in income. Admissibility testing may result in a charge to capital and surplus for non-admitted portions of a DTA. Under GAAP valuation allowances relating to DTAs would be charged to income.

Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. State income tax is reported as a component of taxes, licenses, and fees and is an element of pre-tax book income; deferred state income taxes are not recorded. Under GAAP, there is no admissibility test. In addition, DTAs under GAAP include all tax components (federal, state, foreign, current and deferred); changes in deferred income taxes are recorded as a component of the total tax provision instead of a direct adjustment to unassigned surplus.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company complies with the applicable income tax reporting and disclosure requirements pursuant to SSAP No. 101 for any uncertain tax positions. SSAP No. 101 requires that tax loss contingencies, including the related interest and penalties, for current and prior years be computed in accordance with SSAP No. 5R with certain modifications. A tax loss contingency is recorded only if it is more likely than not that such a loss has been incurred. If the Company determines that no tax loss contingency should be recorded, then analysis is completed to determine if a disclosure within the financial statements is required. Per SSAP No. 101, a disclosure is made when it is reasonably possible that the total liability for the income tax loss contingency will significantly increase within 12 months of the reporting date. The Company evaluates material tax positions taken that are 50% or less likely to result in a tax loss, and therefore are not recorded, to determine whether a disclosure should be made simply because the position is significant.

The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended.

F.    Interest Maintenance Reserve and Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and the amortization is reflected in the Company’s Statements of Operations.

The AVR provides a reserve for credit-related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to the unassigned surplus. The IMR and AVR are not calculated under GAAP.

G.    Separate Accounts

The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and has issued individual variable universal life and individual variable annuity contracts as supported by Illinois Insurance Code 215 ILCS 5/245.21. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company’s separate accounts and general account within certain limits.

Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in units of the subaccounts of the separate accounts. The subaccounts invest those assets in shares of mutual funds.

Separate account assets are reported at Net Asset Value (NAV) and liabilities are recorded at amounts equal to contract holder assets. Contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets. The Company withdrew all surplus of the separate account during 2018. Refer to Note 4 for additional disclosures.

The Company does not engage in security lending transactions within the separate accounts.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

H.    Recognition of Premiums and Annuity Considerations and Related Expenses

Scheduled life premiums are recognized as revenue over the premium paying period of the related policies. Flexible and single premiums and annuity considerations are recognized as revenues as received. Premiums received prior to the date of the financial statement which are due on or after the next modal premium date are recognized as a liability on the balance sheet. Acquisition costs, such as commissions and other costs related to the new business are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

I.    Non-admitted Assets

Certain assets designated as “non-admitted” assets, principally non-admitted DTAs, aggregating $13,957 and $95,575 at December 31, 2019 and 2018, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. There is no such concept under GAAP.

J.    Stockholder Dividends

The maximum amount of dividends which can be paid by state of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

K.    Guaranty Fund Assessments

As of December 31, 2019 and 2018, liabilities of $17,998 and $17,374, respectively, have been recorded for guaranty fund assessments. These amounts, when recorded, represent liabilities recorded for all states in which the Company operates. Guaranty fund assessments are paid when called by the state guaranty fund associations, generally within a one to three year period. Premium tax offset assets for guaranty fund payments, as shown in the table below, are realized within five years of the payment of the guaranty fund assessment in most states.

Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$12,268

Decreases current year:
Premium tax offset applied to 2019 annual returns	682

Increases current year:
Premium tax offset accrual adjustment	3,371
Premium tax offset applied to 2018 annual returns (over accrual)	8
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$14,965

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

3.    Investments

A.    Bonds and Other Debt Securities

The statement value and estimated fair value of investments in debt securities, including short-term investments, were as follows:

	December 31, 2019
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$3,468,800	$127,965	$(2,702)	$3,594,063
All other governments	57,540	1,368	(53)	58,855
States, territories and possessions (direct and guaranteed)	1,044,912	72,719	—	1,117,631
Political subdivisions of states, territories and possessions (direct and guaranteed)	2,579,105	102,611	(3,268)	2,678,448
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	12,696,620	469,215	(9,784)	13,156,051
Industrial and miscellaneous	32,211,201	1,392,268	(29,952)	33,573,517

Totals	$52,058,178	$2,166,146	$(45,759)	$54,178,565

	December 31, 2018
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$3,923,581	$57,766	$(34,286)	$3,947,061
All other governments	78,529	291	(869)	77,951
States, territories and possessions (direct and guaranteed)	1,089,623	57,220	(185)	1,146,658
Political subdivisions of states, territories and possessions (direct and guaranteed)	2,951,761	120,010	(1,380)	3,070,391
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	12,491,657	186,434	(163,093)	12,514,998
Industrial and miscellaneous	30,889,144	177,307	(831,155)	30,235,296

Totals	$51,424,295	$599,028	$(1,030,968)	$50,992,355

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The statement value and estimated fair value of debt securities by expected maturity are shown below. The expected maturity may differ from the contractual maturity for certain securities and, where applicable, is based on assumed prepayment rates, payment schedules, and known calls.

	December 31, 2019
	Statement Value	Fair Value
Due in one year or less	$2,350,374	$2,393,091
Due after one year through five years	22,134,389	22,852,602
Due after five years through ten years	23,317,379	24,462,233
Due after ten years	4,256,036	4,470,639

Totals	$52,058,178	$54,178,565

Gross proceeds and realized gains and losses, including other-than-temporary impairments, on bonds sold for the years ended December 31, consisted of:

	2019	2018	2017
Proceeds	$559,212	$329,747	$185,440
Gross gains	20,182	20,035	12,682
Gross losses	(29,647)	(2,380)	(6,774)

B.    Restricted Assets

Certain assets owned by the Company and reported as admitted assets in the financial statements are not under the exclusive control of the Company. These investments are held at depository institutions for the benefit of policyholders and other beneficiaries.

	2019	2018
Bonds on deposit with regulatory authorities	$2,314	$2,333
Bonds pledged as collateral	18,013	47,593
Bonds held for special purposes	225	226
Cash account held for special purposes	5,000	5,000

Totals	$25,552	$55,152

C.    Mortgage Loans

Credit quality of the mortgage portfolio is evaluated through a variety of quantitative and qualitative loan factors. The factors are used to measure weakness and assess risk levels in individual loans. Loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios are two of the key quantitative factors used to identify loan risk and potential loss. LTV is the ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the ratio of the cash flows from the underlying collateral to the principal and interest payments of the loan. Credit quality indicators are updated and evaluated at least annually.

The Company invests in commercial mortgage loans secured primarily by industrial, multi-family, office, and retail properties. Each loan in the portfolio is reviewed at least annually for potential impairment, delinquency, non-accrual status and ultimate collectability. During these reviews the collateral financial results, occupancy, and physical condition, as well as guarantor financial position, where applicable, and current market conditions are evaluated.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company’s recorded investments by property type and credit quality indicator were as follows:

	DSC ratio				LTV ratio
(in thousands)	Greater than 1.25	1.00-1.25	Less than 1.00	Total	Less than 80%	80%-less than 90%	90% or greater	Total
December 31, 2019:
Apartment	$3,768,007	$288,442	$31,385	$4,087,834	$4,069,415	$18,419	$—	$4,087,834
Retail	1,055,922	224,627	20,244	1,300,793	1,300,793		12,924	1,313,717
Office	925,874	160,853	13,259	1,099,986	1,087,061	—	—	1,087,061
Industrial	2,791,133	523,990	66,322	3,381,445	3,381,446	—	—	3,381,446
Mixed Use	116,210	27,342	—	143,552	143,552	—	—	143,552
Other	321,694	2,594	—	324,288	324,288	—	—	324,288

Total	$8,978,840	$1,227,848	$131,210	$10,337,898	$10,306,555	$18,419	$12,924	$10,337,898

December 31, 2018:
Apartment	$3,366,839	$198,782	$20,596	$3,586,217	$3,586,217	$—	$—	$3,586,217
Retail	987,105	150,200	15,472	1,152,777	1,152,777	—	—	1,152,777
Office	917,139	61,436	22,027	1,000,602	986,196	14,406	—	1,000,602
Industrial	2,537,583	552,904	1,649	3,092,136	3,092,136	—	—	3,092,136
Mixed Use	106,134	16,122	—	122,256	122,256	—	—	122,256
Other	256,317	2,730	—	259,047	259,047	—	—	259,047

Total	$8,171,117	$982,174	$59,744	$9,213,035	$9,198,629	$14,406	$—	$9,213,035

As of December 31, 2019 and 2018, the weighted average DSC ratios for the portfolio were 2.18 and 2.17, respectively. The weighted average LTV ratios for the portfolio were 50.6% and 51.7% as of December 31, 2019 and 2018, respectively.

The maximum lending rate for commercial mortgage loans was 4.64% for 2019 and 2018, respectively. The minimum lending rate for commercial mortgage loans was 3.10% and 3.06% for 2019 and 2018, respectively.

The maximum percentage of any one loan to the value of security at the time of the loan in 2019 and 2018, exclusive of insured or guaranteed mortgages or purchased money mortgages, was 72.70% and 71.21%, respectively.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company’s mortgage loan age analysis and interest rate reduction summaries were as follows:

Commercial
	Insured	All Other
2019
1. Recorded investments (all)
(a) Current	$—	$10,337,898
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—

2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$62,800
(b) Number of loans	—	1
(c) Percent reduced	0.00%	0.12%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

2018
1. Recorded investments (all)
(a) Current	$—	$9,213,035
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$—
(b) Number of loans	—	—
(c) Percent reduced	0.00%	0.00%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Commercial
	Insured	All Other

2017
1. Recorded investments (all)
(a) Current	$—	$7,845,138
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$5,821
(b) Number of loans	—	2
(c) Percent reduced	0.00%	1.89%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

The Company did not record an allowance for credit losses on its mortgage loans and had no tax assessments or other amounts not included in the mortgage loan total. The Company held no impaired mortgage loans as of December 31.

The Company reported the following statement values as of December 31, 2019 and 2018, respectively:

Mortgages in Good Standing: $10,337,898 and $9,213,035

Restructured Mortgages: $0 and $0

Mortgages In the Process of Foreclosure: $0 and $0

D.    Equity Investments

The cost and statement/fair value of investments in stocks and gross unrealized gains and losses from these investments were as follows:

	December 31, 2019
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Fair Value
Unaffiliated common	$2,035,480	$3,159,962	$(49,817)	$5,145,625
Affiliated common	3,500	4,904	—	8,404

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	December 31, 2018
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Fair Value
Unaffiliated common	$1,943,879	$2,187,116	$(80,885)	$4,050,110
Affiliated common	3,500	4,835	—	8,335

Gross realized gains and losses, including other-than-temporary impairments, for the years ended December 31 consisted of:

	2019		2018		2017
	Gains	Losses	Gains	Losses	Gains	Losses
Unaffiliated common	$89,250	$(17,578)	$79,861	$(7,904)	$72,820	$(7,117)
Affiliated common	$—	$—	$—	$—	$4,682	$(4,423)

E.    Financial Instrument Impairments

On a quarterly basis, the Company evaluates its investment portfolio for other-than-temporary impairments. In evaluating whether a decline in value is other-than-temporary, management considers several factors including, but not limited to, the following:

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.
•	The extent and duration of the decline in value.
•	The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring.
•	Relevant industry conditions and trends.
•	The financial condition and current and future business prospects of the issuer.

The Company had realized capital losses due to other-than-temporary declines in the fair value as follows:

	2019	2018	2017
Bonds	$29,629	$368	$6,766
Common Stocks	1,662	—	389

Total	$31,291	$368	$7,155

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The unrealized losses due to temporary declines in the fair value of investments at December 31 were as follows:

	December 31, 2019
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$267,160	$(1,711)	$89,860	$(991)	$357,020	$(2,702)
All other governments	—	—	4,153	(53)	4,153	(53)
States, territories and possessions (direct and guaranteed)	—	—	—	—	—	—
Political subdivisions of states, territories and possessions (direct and guaranteed)	245,525	(3,268)	—	—	245,525	(3,268)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	712,061	(7,921)	143,589	(1,863)	855,650	(9,784)
Industrial and miscellaneous	1,275,323	(24,880)	320,594	(5,072)	1,595,917	(29,952)

Subtotal, debt securities	2,500,069	(37,780)	558,196	(7,979)	3,058,265	(45,759)
Common unaffiliated stock	125,100	(49,817)	—	—	125,100	(49,817)

Total temporarily impaired securities	$2,625,169	$(87,597)	$558,196	$(7,979)	$3,183,365	$(95,576)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	December 31, 2018
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$695,594	$(8,510)	$961,269	$(25,776)	$1,656,863	$(34,286)
All other governments	18,432	(130)	23,156	(739)	41,588	(869)
States, territories and possessions (direct and guaranteed)	25,209	(101)	6,501	(84)	31,710	(185)
Political subdivisions of states, territories and possessions (direct and guaranteed)	72,544	(449)	96,688	(931)	169,232	(1,380)
Special revenue and special assessment Obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	3,383,419	(44,957)	3,458,514	(118,136)	6,841,933	(163,093)
Industrial and miscellaneous	14,493,990	(365,252)	7,184,097	(465,903)	21,678,087	(831,155)

Subtotal, debt securities	18,689,188	(419,399)	11,730,225	(611,569)	30,419,413	(1,030,968)
Common unaffiliated stock	198,930	(63,288)	29,762	(17,597)	228,692	(80,885)

Total temporarily impaired securities	$18,888,118	$(482,687)	$11,759,987	$(629,166)	$30,648,105	$(1,111,853)

Bonds

The unrealized losses on the Company’s bond investments were primarily interest related with market declines driven by changes in interest rates and credit spreads, not on fundamental credit problems of the issuers. The contractual terms of the Company’s bond investments, excluding loan-backed, do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. The Company did not have the intent to sell these investments at the reporting date and does not consider these investments to be other-than-temporarily impaired at December 31, 2019.

Unaffiliated Stocks

The Company evaluates its stock investments for impairment loss by calculating unrealized losses and performing analysis at each quarter and annually. Based upon the timing and relative severity of the losses and the Company’s ability and intent to hold these investments for a reasonable period of time sufficient for a recovery of their cost basis, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2019.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

F.    Realized Capital Gains (Losses)

The reconciliation of realized capital gains (losses) is as follows:

	December 31, 2019
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$60,136	$38,358	$21,778
Less: IMR capital gains (losses)	24,012	5,043	18,969

Capital gains (losses) net of IMR	$36,124	$33,315	$2,809

	December 31, 2018
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$87,750	$39,962	$47,788
Less: IMR capital gains (losses)	15,164	3,184	11,980

Capital gains (losses) net of IMR	$72,586	$36,778	$35,808

	December 31, 2017
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$72,534	$19,157	$53,377
Less: IMR capital gains (losses)	8,840	3,094	5,746

Capital gains (losses) net of IMR	$63,694	$16,063	$47,631

G.    Net Investment Income

The components of net investment income earned by type of investment for the years ended December 31 were as follows:

	2019	2018	2017
Bonds	$1,818,000	$1,830,354	$1,888,666
Mortgage loans	413,230	348,907	313,720
Contract loans and liens	285,105	283,359	281,494
Cash, cash equivalents, and short-term investments	14,807	11,998	6,373
Affiliated common stocks	—	—	1,025
Unaffiliated common stocks	109,318	102,077	93,491
Other	162,655	125,753	76,717

Gross investment income	2,803,115	2,702,448	2,661,486
Investment expenses	(32,000)	(31,910)	(30,627)

Net investment income	$2,771,115	$2,670,538	$2,630,859

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

I.    Fair Value Measurements

Fair value is defined as the price that the Company would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

Level	1 – Unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities.

Level

2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

Level

3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include the Company’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Financial Instruments measured at fair value at December 31 were as follows:

	at December 31, 2019
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Cash equivalents	$257,231	$—	$—	$—	$257,231
Stocks
Domestic common	4,671,750	—	—	—	4,671,750
Foreign common	466,828	—	—	—	466,828
Mutual Funds	7,047	—	—	—	7,047
Bonds
Industrial and miscellaneous	—	63,251	—	—	63,251
Separate accounts	1,423,075	—	—	—	1,423,075

Total	$6,825,931	$63,251	$—	$—	$6,889,182

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	Fair Value Measurements at December 31, 2018
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Cash equivalents	$31,538	$—	$—	$—	$31,538
Stocks
Domestic common	3,665,866	—	—	—	3,665,866
Foreign common	384,244	—	—	—	384,244
Bonds
Industrial and miscellaneous	—	—	—	—	—
Separate accounts	1,221,793	—	—	—	1,221,793

Total	$5,303,441	$—	$—	$—	$5,303,441

The Company recognizes transfers between levels at the end of the reporting period. In association with the merger of the private, affiliated State Farm Variable Products Trust with BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc., $1,221,793 for the Separate Accounts was transferred from Level 2 to Level 1 in 2018. There were no transfers into or out of Level 3 during 2019 and 2018.

Level 1 Measurements

Cash Equivalents - These assets include registered money market mutual funds. The fair value is based on the (NAV).

Unaffiliated Stocks – These assets include actively traded exchange-listed equity securities. Valuations are based upon unadjusted quoted exchange prices.

Separate Accounts – These assets include mutual funds. The fair value is based upon closing NAV per share. The NAVs are published daily by the funds’ managers.

Level 2 Measurements

Bonds – These assets include below investment grade bonds that were reported in the financial statements at fair value at the reporting date. Inputs used to calculate fair value are described in Note 6 below.

4.    Separate Accounts

As of December 31, 2019 and 2018, the Company’s separate accounts statement included legally insulated assets of $1,423,075 and $1,221,793, respectively. The assets legally insulated from the general account as of December 31, 2019 and 2018 are attributed to the following products:

December 31, 2019

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$624,086	$—
Variable Annuities	798,989	—

Total	$1,423,075	$—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

December 31, 2018

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$525,141	$—
Variable Annuities	696,652	—

Total	$1,221,793	$—

Certain guarantees are provided by the general account. For the years ended December 31, 2019, 2018, 2017, 2016, and 2015, the general account had paid $71, $101, $50, $167 and $133, respectively, towards separate accounts guarantees. The Company’s variable universal life and variable annuity contracts do not designate explicit risk charges to compensate the general account for the guarantees provided.

Information regarding the Separate Accounts of the Company for 2019, 2018, and 2017 is as follows:

	2019
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$45,207	$45,207
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,420,415	1,420,415
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,420,415	$1,420,415

Withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,419,602	1,419,602
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$1,419,602	$1,419,602
Not subject to discretionary withdrawal	—	—	—	813	813

Total	$—	$—	$—	$1,420,415	$1,420,415

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Reconciliation of Net Transfers to or (from) separate accounts:

2019
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$49,185
Transfers from separate accounts	(127,489)

Net transfers to (from) separate accounts	$(78,304)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(4)

Transfers as reported in the Statements of Operations	$(78,308)

	2018
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$48,687	$48,687
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,220,207	1,220,207
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,220,207	$1,220,207

Withdrawal characteristics:
Subject to discretionary withdrawal:
With fair market adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,219,576	1,219,576
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$1,219,576	$1,219,576
Not subject to discretionary withdrawal	—	—	—	631	631

Total	$—	$—	$—	$1,220,207	$1,220,207

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Reconciliation of Net Transfers to or (from) separate accounts:

2018
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$52,570
Transfers from separate accounts	(124,861)

Net transfers to (from) separate accounts	$(72,291)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(4)

Transfers as reported in the Statements of Operations	$(72,295)

Reconciliation of Net Transfers to or (from) separate accounts:

2017
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$55,279
Transfers from separate accounts	(122,138)

Net transfers to (from) separate accounts	$(66,859)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(3)

Transfers as reported in the Statements of Operations	$(66,862)

5.    Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds (including short-term investments)

Prices published by the SVO or prices from pricing vendors are used to calculate fair value. SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. Typical inputs to models used by pricing vendors include but are not limited to contractual cash flows, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. On newly acquired bonds not yet priced by the pricing vendors, the purchase price or broker quotes are used as fair value. For other bonds where a price is not available from the SVO or pricing vendors, an internal pricing matrix is used to estimate fair value. Inputs to the internal pricing matrix include benchmark yields, credit spreads, industry sector of the issuer, and illiquidity spreads for private placement securities.

Unaffiliated Stocks

Prices from pricing vendors or prices prescribed by the SVO are used to calculate fair value. Valuation is based on unadjusted quoted market prices for identical assets in an active market, NAV, or shareholder’s equity derived from the issuer’s audited financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Mortgage Loans

Fair value is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings by property type for the same remaining maturities.

Cash

The carrying amount is a reasonable estimate of fair value.

Cash Equivalents

Cash equivalents consist of shares in money market mutual funds and the Pool. The fair value of money market mutual funds is based on the NAV calculated by the funds. The fair value of the Pool is determined by the audited GAAP equity method.

Contract Loans

Contract loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for contract loans.

Separate Accounts

The fair value of the assets held in separate accounts and corresponding liabilities are based on the NAV of the underlying assets.

Structured Annuity Reserves and Other Similar Items

Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

Deferred Annuity Reserves

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the effects of any market value adjustments.

Settlement Options without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The statement value and estimated fair value of the Company’s financial instruments as of December 31 were as follows:

	2019
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (carrying value)
Financial assets:
Bonds:
Loan-backed	$14,256,456	$13,819,204		$14,256,456
Other	39,922,108	38,238,974		39,922,108		—
Unaffiliated common stocks	5,145,625	5,145,625	5,145,625
Mortgage loans	10,678,957	10,337,898		10,678,957
Cash (Overdraft)	(37,167)	(37,167)	(37,167)
Cash equivalents	846,139	846,139	257,231	588,908
Contract loans	—	4,441,492					4,441,492
Separate accounts	1,423,075	1,423,075	1,423,075
Financial liabilities:
Structured annuity reserves and other similar items	$266,517	$232,718		$266,517
Deferred annuity reserves	6,774,708	6,826,203		6,774,708
Settlement options without life contingencies	4,659,742	4,659,742		4,659,742
Separate accounts	1,423,075	1,423,075	1,423,075

	2018
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (carrying value)
Financial assets:
Bonds:
Loan-backed	$13,587,191	$13,660,410		$13,587,191
Other	37,399,157	37,757,876		37,399,157		0
Unaffiliated common stocks	4,050,110	4,050,110	4,050,110
Mortgage loans	9,087,625	9,213,035		9,087,625
Cash (Overdraft)	(20,641)	(20,641)	(20,641)
Cash equivalents	767,422	767,422	31,538	735,884
Short-term investments	6,009	6,009	6,009	—
Contract loans	—	4,420,788					4,420,788
Separate accounts	1,221,793	1,221,793	1,221,793
Financial liabilities:
Structured annuity reserves and other similar items	$274,338	$252,538		$274,338
Deferred annuity reserves	6,813,900	6,863,967		6,813,900
Settlement options without life contingencies	4,428,221	4,428,221		4,428,221
Separate accounts	1,221,793	1,221,793	1,221,793

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Not practicable to estimate fair value:

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation
Contract loans	$4,441,492	Various	Not applicable	See above

6.    Life Reserves

A.    Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

Premium-paying Policies

If the nonforfeiture values provided by such policies are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

Paid-up Policies

For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2019 and 2018, the Company had $72,170,139 and $68,853,486, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois. Deficiency reserves to cover the above insurance totaled the gross amount of $418,091 and $327,086 at December 31, 2019 and 2018, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

B.    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2019 and 2018 were as follows:

Individual Annuities	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$4,293,495	$—	$—	$4,293,495	44.9%
At book value less current surrender charge of 5% or more	419	—	—	419	0.0%
At fair value	—	—	795,562	795,562	8.4%

Subtotal	4,293,914	—	795,562	5,089,476	53.3%

At book value without adjustment (minimal or no charge or adjustment)	3,338,473	—	—	3,338,473	34.9%
Not subject to discretionary withdrawal	1,127,070	—	813	1,127,883	11.8%

Total (gross)	$8,759,457	$—	$796,375	$9,555,832	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$8,759,457	$—	$796,375	$9,555,832

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the year after the statement date: $127
Deposit-Type Contracts	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$81,591	$—	$—	$81,591	0.8%
At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%

Subtotal	81,591	—	—	81,591	0.8%

At book value without adjustment (minimal or no charge oradjustment)	10,177,522	—	—	10,177,522	97.0%
Not subject to discretionary withdrawal	232,719	—	—	232,719	2.2%

Total (gross)	$10,491,832	$—	$—	$10,491,832	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$10,491,832	$—	$—	$10,491,832

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$8,684,576
Supplementary contracts with life contingencies total (net)	74,881
Deposit-type contracts	10,491,832

Subtotal	19,251,289

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	796,318
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	57

Subtotal	796,375

Total annuity actuarial reserves and deposit-type contract liabilities	$20,047,664

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities excludes annuity disability reserves of $633.

Individual Annuities	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$4,251,823	$—	$—	$4,251,823	44.9%
At book value less current surrender charge of 5% or more	354	—	—	354	0.0%
At fair value	—	—	694,463	694,463	7.3%

Subtotal	4,252,177	—	694,463	4,946,640	52.2%

At book value without adjustment (minimal or no charge or adjustment)	3,416,916	—	—	3,416,916	36.1%
Not subject to discretionary withdrawal	1,110,641	—	631	1,111,272	11.7%

Total (gross)	$8,779,734	$—	$695,094	$9,474,828	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$8,779,734	$—	$695,094	$9,474,828

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the year after the statement date: $71

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Deposit-Type Contracts	2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$81,708	$—	$—	$81,708	0.8%
At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%

Subtotal	81,708	—	—	81,708	0.8%

At book value without adjustment (minimal or no charge or adjustment)	9,948,804	—	—	9,948,804	96.7%
Not subject to discretionary withdrawal	252,536	—	—	252,536	2.5%

Total (gross)	$10,283,048	$—	$—	$10,283,048	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$10,283,048	$—	$—	$10,283,048

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$8,703,317
Supplementary contracts with life contingencies total (net)	76,417
Deposit-type contracts	10,283,048

Subtotal	19,062,782

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	695,044
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	50

Subtotal	695,094

Total annuity actuarial reserves and deposit-type contract liabilities	$19,757,876

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities excludes annuity disability reserves of $708.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

C.    Life Actuarial Reserves by Withdrawal Characteristics

	2019
	General Account			Separate Account – Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$312,426	$913,939	$—	$—	$—
Universal Life	10,289,210	9,932,517	10,022,137	—	—	—
Other Permanent Cash Value Life Insurance	—	19,244,151	20,976,516	—	—	—
Variable Universal Life	111,970	110,208	113,848	624,040	624,040	624,040
Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	$7,448,825	XXX	XXX	$—
Accidental Death Benefits	XXX	XXX	5,661	XXX	XXX	—
Disability – Active Lives	XXX	XXX	556,485	XXX	XXX	—
Disability – Disabled Lives	XXX	XXX	834,613	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	322,834	XXX	XXX	—
Total (gross: direct + assumed)	$10,401,180	$29,599,302	$41,194,858	$624,040	$624,040	$624,040

Reinsurance Ceded	—	—	—	—	—	—

Total (net)	$10,401,180	$29,599,302	$41,194,858	$624,040	$624,040	$624,040

		Amount
Life & Accident & Health Annual Statement:
Life Insurance Section, Total (net)		$39,475,265
Accidental Death Benefits Section, Total (net)		5,661
Disability – Active Lives Section, Total (net)		556,485
Disability – Disabled Lives Section, Total (net)		834,613
Miscellaneous Reserves Section, Total (net)		322,834

Subtotal		$41,194,858

Separate Accounts Annual Statement:
Life insurance, Total		$624,040
Accident and health contracts, Total		—
Miscellaneous reserves, Total		—

Subtotal		$624,040

Combined Total		$41,818,898

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

D.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows:

	December 31, 2019		December 31, 2018
Type	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	1,408	564	1,340	498
Ordinary renewal	42,739	34,387	44,305	35,759
Credit life	—	—	—	—
Group life	25	25	212	212
Group annuity	—	—	—	—

Total	$44,172	$34,976	$45,857	$36,469

7.    Federal Income Taxes

The components of DTAs and DTLs at December 31 were as follows:

	December 31, 2019			December 31, 2018
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$1,150,438	$24,993	$1,175,431	$1,050,801	$26,206	$1,077,007
Statutory valuation allowance adjustment	—	—	—	—	—	—

Adjusted gross DTAs	1,150,438	24,993	1,175,431	1,050,801	26,206	1,077,007
Nonadmitted DTAs	—	—	—	79,491	—	79,491

Net admitted DTAs	1,150,438	24,993	1,175,431	971,310	26,206	997,516
DTLs	139,240	754,891	894,131	152,069	493,304	645,373

Net admitted adjusted DTAs (DTLs)	$1,011,198	$(729,898)	$281,300	$819,241	$(467,098)	$352,143

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The admission calculations for adjusted gross DTAs at December 31 were as follows:

	December 31, 2019			December 31, 2018
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTAs expected to be realized after application of the threshold limitation.
Lesser of:	364,791	—	364,791	352,143	—	352,143
Adjusted gross DTAs expected to be realized following the balance sheet date; or	364,791	—	364,791	352,143	—	352,143
Adjusted gross DTAs allowed per limitation threshold	N/A	N/A	1,785,383	N/A	N/A	1,679,984
Adjusted gross DTAs offset by gross DTLs	785,647	24,993	810,640	619,167	26,206	645,373

Total admitted adjusted gross DTAs	$1,150,438	$24,993	$1,175,431	$971,310	$26,206	$997,516

Amounts used in recovery period and threshold limitation calculation:

	2019	2018
Ratio percentage used to determine recovery period and threshold limitation amount	1,191.09%	1,215.72%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$14,370,265	$12,683,907

The Company did not utilize any tax planning strategies which would have resulted in an increase of the Company’s adjusted gross DTA or net admitted DTAs.

There were no unrecognized DTLs.

Current income taxes incurred consist of the following major components:

	2019	2018	2017
Current income tax expense (benefit)	$226,837	$218,097	$250,795
Foreign taxes incurred	738	1,109	1,489
Adjustments to prior year taxes	(49,706)	(44,851)	(12,125)

Combined income taxes incurred	$177,869	$174,355	$240,159
Tax (benefit) on capital gains (losses)	38,358	39,962	19,157

Current income taxes incurred	$216,227	$214,317	$259,316

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The main components of the deferred tax amounts were as follows:

	2019	2018	Change
DTAs:
Ordinary:
Deferred acquisition costs	$364,253	$340,394	$23,859
Policyholder reserves	460,040	414,717	45,323
Policyholder dividends accrual	77,272	78,823	(1,551)
Compensation and benefits accrual	199,100	186,456	12,644
Liability for termination benefits	40,710	21,841	18,869
Other	9,063	8,570	493

Total ordinary DTAs	1,150,438	1,050,801	99,637
Statutory valuation allowance adjustment	—	—	—
Nonadmitted DTAs	—	79,491	(79,491)

Admitted ordinary DTAs	$1,150,438	$971,310	$179,128

Capital:
Investments	$24,993	$26,206	$(1,213)

Total capital DTAs	24,993	26,206	(1,213)
Statutory valuation allowance adjustment	—	—	—
Admitted capital DTAs	$24,993	$26,206	$(1,213)

Admitted DTAs	$1,175,431	$997,516	$177,915

DTLs:
Ordinary:
Deferred and uncollected premium	$6,860	$7,289	$(429)
Basis of bonds	11,230	16,027	$(4,797)
Guaranty funds receivable	3,143	2,576	567
Surplus adjustment on lapsed policies	1,458	2,431	(973)
Reserves transition rule	114,085	122,110	(8,025)
Accrued dividends on stocks	1,365	1,218	147
Other	1,099	418	681

Total ordinary DTLs	$139,240	$152,069	$(12,829)

Capital:
Investments	$754,891	$493,304	$261,587

Total capital DTLs	$754,891	$493,304	$261,587

DTLs	$894,131	$645,373	$248,758

Net Admitted DTAs/DTLs	$281,300	$352,143	$(70,843)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income tax in the surplus section of the financial statements):

	2019	2018	Change
Total DTAs	$1,175,431	$1,077,007	$98,424
Total DTLs	894,131	645,373	248,758

Net DTAs	$281,300	$431,634	$(150,334)
Tax effect of unrealized (gains) losses			(240,224)

Change in net deferred income tax			$89,890

The provision for federal and foreign income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference were as follows:

	2019
	Amount	Tax Effect at 21%	Effective Tax Rate
Income after capital gains tax	$828,155
Capital gains (losses) tax	38,358

Income before taxes	$866,513	$181,968	21.00%
Prior year underaccrual (overaccrual)	(124,432)	(26,130)	-3.02%
IMR amortization	(14,579)	(3,061)	-0.35%
Change in liability for termination benefits	(89,856)	(18,870)	-2.18%
Foreign taxes	(5,932)	(1,246)	-0.14%
Change in nonadmitted assets	2,126	446	0.05%
Dividends received deduction—Separate Accounts	(3,789)	(796)	-0.09%
Dividends received deduction	(31,194)	(6,551)	-0.76%
Other adjustments	2,745	577	0.08%

Total	$601,602	$126,337	14.59%

Federal income tax incurred		$177,869	20.53%
Capital gain (loss) taxes incurred		38,358	4.43%
Change in net deferred income tax		(89,890)	-10.37%

Total statutory income taxes		$126,337	14.59%

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2018
	Amount	Tax Effect at 21%	Effective Tax Rate
Income after capital gains tax	$863,031
Capital gains (losses) tax	39,962

Income before taxes	$902,993	$189,629	21.00%
Tax reform rate change effect	(78,562)	(16,498)	-1.83%
Prior year underaccrual (overaccrual)	78,985	16,587	1.84%
IMR amortization	(28,264)	(5,935)	-0.66%
Change in liability for termination benefits	84,040	17,648	1.95%
Foreign taxes	(3,938)	(827)	-0.09%
Change in nonadmitted assets	(4,174)	(877)	-0.10%
Dividends received deduction—Separate Accounts	(11,261)	(2,365)	-0.26%
Other adjustments	(29,200)	(6,132)	-0.67%

Total	$910,619	$191,230	21.18%

Federal income tax incurred		$174,355	19.31%
Capital gain (loss) taxes incurred		39,962	4.43%
Change in net deferred income tax		(23,087)	-2.56%

Total statutory income taxes		$191,230	21.18%

	2017
	Amount	Tax Effect at 35%	Effective Tax Rate
Income after capital gains tax	$712,282
Capital gains (losses) tax	19,157

Income before taxes	$731,439	$256,004	35.00%
Tax reform rate change effect	1,639,276	573,747	78.44%
Prior year underaccrual (overaccrual)	(12,198)	(4,269)	-0.58%
IMR amortization	(40,576)	(14,202)	-1.94%
Change in liability for termination benefits	(41,589)	(14,556)	-1.99%
Foreign taxes	(2,375)	(831)	-0.11%
Change in nonadmitted assets	387	135	0.02%
Dividends received deduction—Separate Accounts	(5,623)	(1,968)	-0.27%
Other adjustments	743	260	0.04%

Total	$2,269,484	$794,320	108.61%

Federal income tax incurred		$240,159	32.83%
Capital gain (loss) taxes incurred		19,157	2.62%
Change in net deferred income tax		535,004	73.16%

Total statutory income taxes		$794,320	108.61%

At December 31, 2019, the Company did not have any net operating loss or tax credit carryforwards.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Under Federal Internal Revenue Code, revised with the Tax Cuts and Jobs Act, net capital losses for life companies can be carried back three years. Life entities are not permitted to carryback ordinary losses. As such, admittance of operating deferred tax assets for life entities will be limited to SSAP No. 101, paragraph 11b and paragraph 11c. The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future capital losses. Prior year amounts have been updated to reflect information filed with the IRS:

2019	$23,866
2018	$50,895
2017	$26,132

The Company has not recognized any uncertain tax position in the financial statements.

The Company files a federal consolidated income tax return with SFMAIC and its affiliates. The IRS exam team is in the process of completing an exam for tax years 2013 through 2015. The anticipated resolution of the issues is not expected to have a material adverse effect on the surplus of the Company.

The Company files various state income tax returns and those state returns remain subject to examination from 2013 to present in conjunction with the results of federal examinations, unforeseen litigation, and appeals for those years. The Company also filed various amended state income tax returns during 2019 due to the results of the finalized federal examination for years 2000 through 2012. The anticipated resolution of the issues for these state returns is not expected to have a material adverse effect on the equity of the Company.

8.    Benefit Plans

A.    Pension Plans

The Company participates in a qualified defined benefit pension plan sponsored by SFMAIC covering substantially all employees. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost sharing arrangements. The Company’s share of net expense for this qualified defined benefit pension plan for the years ended December 31, 2019, 2018, and 2017 was $16,081, $19,208, and $23,514, respectively.

The Company also participates in a non-qualified defined benefit plan sponsored by SFMAIC covering select eligible highly compensated employees. Any benefits arising from this plan are paid from SFMAIC’s general assets. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost sharing arrangements. The Company’s share of net expense for this non-qualified plan for the years ended December 31, 2019, 2018, and 2017 was $5,489, $5,655, and $5,792, respectively.

B.    Postretirement Benefits

The Company and its affiliates currently provide certain health care and life insurance benefits pursuant to plans sponsored by SFMAIC for eligible employees and agents hired or appointed prior to January 1, 2012 and their eligible dependents. The Company has no direct legal obligation for the benefits under the plans. Benefits provided by the Company and its affiliates are subject to a cap.

SFMAIC allocates amounts to the Company based on intercompany cost sharing arrangements. The Company’s share of the post-career net periodic benefit cost for the years ended December 31, 2019, 2018, and 2017 was $9,934, $13,593, and $11,417, respectively. At December 31, 2019 and 2018, the Company’s share of the accrued post-career benefit liability was $357,559 and $357,837, respectively.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

C.    Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in agent contracts. These benefits are valued using the Projected Unit Credit actuarial cost method. The actuarial valuations include a service-based premium growth assumption based on historical data. Benefits are paid from the Company’s general assets.

In June 2016, the NAIC approved the use of the yield curve approach (also referred to as the spot rate approach) for calculating the service cost and interest cost components of the annual net periodic benefit cost for agents’ termination benefits reporting under SSAP No. 102. Effective January 1, 2017, the Company elected to adopt the spot rate approach. This change does not impact the measurement of the Company’s agents’ termination benefit obligations. In accordance with NAIC SAP, this change was applied prospectively and accounted for as a change in accounting estimate during 2017. The Company estimated the impact on net periodic benefit cost to be a reduction of $4,014 through December 31, 2017.

A summary of obligations and assumptions related to agent termination benefits were as follows at December 31, 2019, 2018, and 2017, respectively.

	Underfunded Agent Termination Benefits

	2019	2018	2017
Change in benefit obligation:
Benefit obligation at beginning of year	$498,260	$548,294	$479,147
Service cost	12,910	15,762	11,544
Interest cost	20,361	19,154	18,774
Actuarial (gain) loss	96,715	(73,145)	50,022
Benefits paid	(12,393)	(11,805)	(11,193)

Benefit obligation at end of year	$615,853	$498,260	$548,294

Change in plan assets:
Reporting entity contribution	$12,393	$11,805	$11,193
Benefits paid	(12,393)	(11,805)	(11,193)

Fair value of plan assets at end of year	$—	$—	$—

Funded status:
Liabilities recognized Accrued benefit cost	$421,994	$394,257	$360,251
Liability for termination benefits	193,859	104,003	188,043

Total liabilities recognized	$615,853	$498,260	$548,294

Components of net periodic benefit cost:
Service cost	$12,910	$15,762	$11,544
Interest cost	20,361	19,154	18,774
Gains and losses	—	4,036	1,574
Prior service cost or credit	6,859	6,859	6,859

Total net periodic benefit cost	$40,130	$45,811	$38,751

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost—prior year	$104,003	$188,043	$146,454
Net prior service cost or credit recognized	(6,859)	(6,859)	(6,859)
Net gain and loss arising during the period	96,715	(73,145)	50,022
Net gain and loss recognized	—	(4,036)	(1,574)

Items not yet recognized as a component of net periodic cost—current year	$193,859	$104,003	$188,043

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost or credit	49,867	56,726	63,585
Net recognized gains and losses	143,993	47,277	124,458

Accumulated benefit obligation	$408,121	$345,353	$362,397

Weighted-average assumptions used to determine net periodic cost as of December 31:
Discount rate	4.46%	3.83%	4.53%
Rate of compensation increase	3.00%*	4.00%*	4.00%*

Weighted-average assumptions used to determine projected benefit obligation as of December 31:
Discount rate	3.49%	4.46%	3.83%
Rate of compensation increase	4.00%*	3.00%*	4.00%*

*	Compensation is based on a service-based scale using five years of historical renewal commissions data.

Losses related to the change in the defined benefit obligation for the period ended December 31, 2019 are primarily due to the change in the discount rate used to calculate this obligation.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

Years	Amount
2020	$14,185
2021	$15,026
2022	$15,870
2023	$16,765
2024	$17,560
2025-2029	$102,620

D.    Defined Contribution Plans

The Company has unfunded deferred compensation plans for certain highly compensated employees and independent contractor agents. The Company incurred interest costs of $30, $33 and $36 for 2019, 2018 and 2017, respectively.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company participates with its affiliates in a qualified defined contribution plan for which substantially all employees are eligible. Benefits provided by the plan are paid from net assets available for plan benefits. The Company’s contribution for the plan was $2,735, $3,888 and $3,711 for 2019, 2018, and 2017, respectively. At December 31, 2019 and December 31, 2018, the fair value of plan assets held in trust was $13,570,846 and $11,516,394, respectively.

9.    Other Related Party Transactions

SFMAIC and some of its affiliated companies purchased annuities from the Company to settle claims of which the claimant is the payee. The reserve value of annuities purchased from the Company is $328,936 and $349,679 at December 31, 2019 and December 31, 2018, respectively. Should the Company fail to perform under these contracts, the affiliated companies would remain contingently liable.

In 2019, 2018, and 2017, the Company reported dividends to stockholders of $480 for each respective year. Cash dividends of $120 were declared in each of the quarters ending March 31, June 30, September 30 and December 31, 2019, 2018 and 2017.

The Company reported $103 and $541 as a receivable due from affiliates, and $66,864 and $62,350 as a payable due to affiliates at December 31, 2019 and December 31, 2018, respectively. These balances primarily represent the sharing of certain personnel, administrative, occupancy and marketing expenses generated under servicing agreements with State Farm affiliates. The Company has no direct employees. Expenses are allocated among affiliates based on statistical ratios, surveys and usage studies.

At December 31, 2019 and December 31, 2018, the Company’s federal income tax payable to affiliates was $92,203 and $198,687, respectively.

The Company is a party to a common clearing account agreement with its affiliates whereby any party may deposit premium payments and other cash receipts, disburse funds and accept electronic payments through a comprehensive cash balance system.

The Company incurs lease costs for real estate and equipment primarily through the allocation of expenses from the parent, SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.

Rental expense for real estate for 2019, 2018, and 2017 was $22,281, $22,181, and $17,446, respectively. Rental expense for leased equipment for 2019, 2018, and 2017, was $57, $234, and $588, respectively.

10.    Contingencies

The Company is subject to liabilities of a contingent nature which may arise from time to time. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment, which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company had $2,001,281 and $1,741,933 in unfunded commitments to partnerships, limited liability companies, and joint ventures at December 31, 2019 and December 31, 2018, respectively. All commitments represent obligations to contribute additional capital or lend funds pursuant to an operating or lending agreement.

At December 31, 2019, the Company has made the following guarantee on behalf of a related party:

1	2	3	4	5
Nature and circumstances of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee	Ultimate financial statement impact if action under the guarantee is required	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee	Current status of payment or performance risk of guarantee
In accordance with the Guaranty Agreement dated August 16, 2018, the Company guarantees the payment and performance of certain obligations and liabilities of Chicago Arlington Heights, LLC (which is 99.999% owned by the Company) to Wells Fargo Bank, NA, as trustee, under the Loan Agreement assumed by the LLC as part of the acquisition of a real estate investment project also on August 16, 2018. The outstanding principal balance of the Note is $11,440. The interest rate of the Note is a fixed rate of 5.20% per annum, with interest-only payments due and payable on the first day of each calendar month. The stated maturity date of the Note is May 1, 2031.	$0	Investment in SCA	$12,283	The Company has made no payments under this agreement during 2019.

a. Aggregate maximum potential of future payments of all guarantees (undiscounted) the guarantor could be required to make under guarantees	$12,283
b. Current liability recognized in the financial statement:
1. Noncontingent liabilities	$0
2. Contingent liabilities	$0
c. Ultimate financial Statement Impact if action under the guarantee is required
1. Investment in SCA	$12,283
2. Joint venture	$0
3. Dividends to stockholders (Capital contribution)	$0
4. Expense	$0
5. Other	$0
6. Total	$12,283

In a Missouri class action lawsuit, Vogt vs State Farm Life Insurance Company, a jury returned a verdict in the amount of $34,333 against the Company on June 6, 2018. The judgment was later reduced to $34,322 to exclude post-trial opt-outs. The case alleges that the Company breached its flexible premium adjustable whole life insurance policies (Form 94030) in Missouri by including factors other than mortality expectations in the determination of its non-guaranteed cost of insurance rates. The district court found as a matter of law that the Company was not permitted to take non-mortality factors, including expenses, into account in setting its monthly cost of insurance

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

rate. Management believes the district court made legal errors that should require reversal. The Company timely filed an appeal to the 8th Circuit Court of Appeals. Plaintiffs have cross-appealed the court’s order finding pre-judgment interest was not owed under Missouri law. The Company has meritorious defenses to the verdict. As a result, operating results have not been reduced, nor has a liability been established by the Company.

11. Other

The Company committed to purchase $177,000 of private placement securities in 2019, which are expected to be funded in 2020. These securities were not reported as bond investments at December 31, 2019.

SUPPLEMENTAL FINANCIAL INFORMATION

Report of Independent Auditors

To the Board of Directors of

State Farm Life Insurance Company

We have audited the statutory-basis financial statements of State Farm Life Insurance Company as of December 31, 2019 and for the year then ended and our report thereon appears on pages one and two of this document. That audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories (collectively the “supplemental schedules”) of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

February 25, 2020

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (in thousands)

December 31, 2019

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
U.S. government bonds	$121,277
Other bonds (unaffiliated)	1,696,723
Common stocks (unaffiliated)	109,318
Mortgage loans	413,230
Contract loans and liens	285,105
Cash, cash equivalents, and short-term investments	14,807
Other invested assets	162,655

Gross investment income	$2,803,115

Mortgage loans—book value
Commercial mortgages	$10,337,898

Total mortgage loans	$10,337,898

Mortgage loans by standing—book value:
Good standing	$10,337,898

Other long-term assets—statement value	$3,509,696

Bonds and stocks of parents, subsidiaries and affiliates—book value:
Affiliated common stocks	$8,404

Bonds and short-term investments by class and maturity:
Bonds by maturity—statement value
Due within one year or less	$2,350,374
Over 1 year through 5 years	22,134,389
Over 5 years through 10 years	23,317,379
Over 10 years through 20 years	4,020,999
Over 20 years	235,037

Total by maturity	$52,058,178

Bond by class—statement value
Class 1	$40,406,205
Class 2	11,299,885
Class 3	105,342
Class 4	38,984
Class 5	41,486
Class 6	166,276

Total by class	$52,058,178

Total bonds and short-term investments publicly traded	$41,713,347

Total bonds and short-term investments privately placed	$10,344,831

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (in thousands), Continued

December 31, 2019

Unaffiliated common stocks—market value	$5,145,625

Short term investments—book value	$—

Cash on deposit	$(37,167)

Cash equivalents	$846,139

Life insurance in force:
Ordinary	$896,348,081

Credit life	$—

Group life	$13,160,257

Amount of accidental death insurance in force under ordinary policies	$2,969,067

Amount of life insurance with disability provisions in force:
Ordinary	$368,252,243

Group life	$7,847,688

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$4,198,790

Income payable	$7,095

Ordinary—involving life contingencies:
Income payable	$8,395

Annuities:
Ordinary:
Immediate—amount of income payable	$254,054

Deferred—fully paid account balance	$7,683,799

Deferred—not fully paid—account balance	$219

Deposit funds and dividend accumulations:
Deposit funds—account balance	$136,418

Dividend accumulations—account balance	$5,462,953

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Schedule

December 31, 2019

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3+4) Amount	Percentage
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	3,468,799,858	4.55	3,468,799,858		3,468,799,858	4.55
1.02 All other governments	57,539,774	.08	57,539,774		57,539,774	.08
1.03 U.S. states, territories and possessions, etc. guaranteed	1,044,912,094	1.37	1,044,912,094		1,044,912,094	1.37
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	2,579,105,040	3.38	2,579,105,040		2,579,105,040	3.38
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	12,696,619,702	16.64	12,696,619,702		12,696,619,702	16.64
1.06 Industrial and miscellaneous	32,211,201,630	42.21	32,211,201,630		32,211,201,630	42.21
1.07 Hybrid securities
1.08 Parent, subsidiaries and affiliates
1.09 SVO identified funds
1.10 Unaffiliated bank loans
1.11 Total long-term bonds	52,058,178,098	68.22	52,058,178,098		52,058,178,098	68.22
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)
2.02 Parent, subsidiaries and affiliates
2.03 Total preferred stocks
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	5,138,578,424	6.73	5,138,578,424		5,138,578,424	6.73
3.02 Industrial and miscellaneous Other (Unaffiliated)
3.03 Parent, subsidiaries and affiliates Publicly traded
3.04 Parent, subsidiaries and affiliates Other	8,403,845	.01	8,403,845		8,403,845	.01
3.05 Mutual funds	7,046,632	.01	7,046,632		7,046,632	.01
3.06 Unit investment trusts
3.07 Closed-end funds
3.08 Total common stocks	5,154,028,901	6.75	5,154,028,901		5,154,028,901	6.75
4. Mortgage loans (Schedule B):
4.01 Farm mortgages
4.02 Residential mortgages
4.03 Commercial mortgages	10,337,898,419	13.55	10,337,898,419		10,337,898,419	13.55
4.04 Mezzanine real estate loans
4.05 Total mortgage loans	10,337,898,419	13.55	10,337,898,419		10,337,898,419	13.55
5. Real estate (Schedule A):
5.01 Properties occupied by company
5.02 Properties held for production of income
5.03
5.04 Total real estate

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Schedule, Continued

December 31, 2019

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3+4) Amount	Percentage
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	(37,167,199)	(.05)	(37,167,199)		(37,167,199)	(.05)
6.02 Cash equivalents (Schedule E, Part 2)	846,138,956	1.11	846,138,956		846,138,956	1.11
6.03 Short-term investments (Schedule DA)
6.04 Total cash, cash equivalents and short-term investments	808,971,757	1.06	808,971,757		808,971,757	1.06
7. Contract loans	4,441,837,941	5.82	4,441,491,747		4,441,491,747	5.82
8. Derivatives (Schedule DB)
9. Other invested assets (Schedule BA)	3,509,696,635	4.60	3,509,696,635		3,509,696,635	4.60
10. Receivables for securities	392,665	.00	392,665		392,665	.00
11. Securities Lending (Schedule DL, Part 1)
12. Other invested assets (Page 2, Line 11)	3,879,455	.01

13. Total invested assets	76,314,883,871	100.00	76,310,658,221		76,310,658,221	100.00

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories

December 31, 2019

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments. For Life, Health, and Fraternal blanks, responses are to exclude Separate Accounts.

1.	Reporting entity’s total admitted assets as reported on Page 3 of this annual statement.

$77,226,628,973

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	FHLMC MULTIFAMILY STRUCT CMO	Bonds	$5,781,253,736	7.5%
2.02	FNMA CMO ACES	Bonds	$2,393,725,165	3.1%
2.03	FHLMC CMO	Bonds	$1,351,615,932	1.8%
2.04	FNMA CMO	Bonds	$1,062,148,719	1.4%
2.05	STATE FARM REALTY MORTGAGE LLC	LLC	$887,043,359	1.1%
2.06	JOHNSON & JOHNSON	Bonds, Common Stock	$622,860,304	0.8%
2.07	STATE FARM LIQUIDITY POOL LLC	Cash Equivalents	$588,907,983	0.8%
2.08	PEPSICO INC	Bonds, Common Stock	$568,423,236	0.7%
2.09	COCA-COLA CO	Bonds, Common Stock	$521,968,456	0.7%
2.10	AT&T INC	Bonds, Common Stock	$506,180,820	0.7%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$40,406,204,947	52.3%	3.07	P/RP-1	$—	— %
3.02	NAIC-2	$11,299,885,341	14.6%	3.08	P/RP-2	$—	— %
3.03	NAIC-3	$105,342,077	0.1%	3.09	P/RP-3	$—	— %
3.04	NAIC-4	$38,983,509	0.1%	3.10	P/RP-4	$—	— %
3.05	NAIC-5	$41,486,250	0.1%	3.11	P/RP-5	$—	— %
3.06	NAIC-6	$166,275,973	0.2%	3.12	P/RP-6	$—	— %

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐	No ☒
If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$5,283,379,226	6.8%
4.03	Foreign-currency-denominated investments	$—	— %
4.04	Insurance liabilities denominated in that same foreign currency	$—	— %

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2019

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		1	2
5.01	Countries rated NAIC-1	$5,265,987,206	6.8%
5.02	Countries rated NAIC-2	$15,996,841	%
5.03	Countries rated NAIC-3 or below	$1,395,180	%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

		1		2
	Countries rated NAIC-1:
6.01	Country: United Kingdom		$1,263,133,662	1.6%
6.02	Country: Australia		$1,223,932,981	1.6%
	Countries designated NAIC-2:
6.03	Country: Curacao		$14,760,757	%
6.04	Country: Panama		$1,236,084	%
	Countries designated NAIC-3 or below:
6.05	Country: Liberia		$1,395,180	%
6.06	Country:	$		%

7.	Aggregate unhedged foreign currency exposure

1	2
$ —	— %

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign rating:

		1	2
8.01	Countries rated NAIC-1	$—	— %
8.02	Countries rated NAIC-2	$—	— %
8.03	Countries rated NAIC-3 or below	$—	— %

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

		1	2
Countries rated NAIC-1:
9.01	Country:	$—	— %
9.02	Country:	$—	— %
Countries rated NAIC-2:
9.03	Country:	$—	— %
9.04	Country:	$—	— %
Countries rate NAIC-3 or below:
9.05	Country:	$—	— %
9.06	Country:	$—	— %

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2019

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Rating
10.01	SHELL INTL FIN BV	Bonds 1	$380,581,103	0.5%
10.02	BHP BILLITON FIN (USA) LTD	Bonds 1	$184,311,819	0.2%
10.03	BASF SE	Bonds 1	$143,000,000	0.2%
10.04	STATNETT SF	Bonds 1	$140,761,321	0.2%
10.05	DANONE SA	Bonds 2	$137,544,490	0.2%
10.06	AIR LIQUIDE FINANCE SA	Bonds 1	$136,687,224	0.2%
10.07	SCHLUMBERGER INVESTMENT	Bonds 1	$135,845,829	0.2%
10.08	FONTERRA CO-OP GROUP LTD	Bonds 1	$135,079,479	0.2%
10.09	CADENT FINANCE PLC	Bonds 1	$130,000,000	0.2%
10.10	WOODSIDE FINANCE LTD	Bonds 2	$129,375,660	0.2%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:
11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

12.	Report aggregate amounts and percentages of reporting entity’s total admitted assets held in investments with contractual sales restrictions.
12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☐    No  ☒

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13

	1	2	3
	Name of Issuer
13.02	STATE FARM REALTY MORTGAGE LLC	$887,043,359	1.1%
13.03	APPLE INC	$195,397,940	0.3%
13.04	DISNEY (WALT) CO	$174,731,697	0.2%
13.05	JOHNSON & JOHNSON	$171,771,844	0.2%
13.06	PROCTER & GAMBLE CO	$159,224,893	0.2%
13.07	MICROSOFT CORP	$158,222,776	0.2%
13.08	WALMART INC	$128,318,322	0.2%
13.09	ADOBE INC	$124,674,776	0.2%
13.10	EXXON MOBIL CORP	$120,826,582	0.2%
13.11	CATERPILLAR INC	$119,668,944	0.2%

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2019

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:
14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:
15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:
16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☐    No  ☒

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$107,000,000	0.1%
16.03	Commercial	$105,000,000	0.1%
16.04	Commercial	$91,460,000	0.1%
16.05	Commercial	$90,100,000	0.1%
16.06	Commercial	$90,000,000	0.1%
16.07	Commercial	$90,000,000	0.1%
16.08	Commercial	$87,750,000	0.1%
16.09	Commercial	$82,000,000	0.1%
16.10	Commercial	$80,035,751	0.1%
16.11	Commercial	$73,552,388	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

16.12	Construction Loans	$295,089,517	0.40%
16.13	Mortgage loans over 90 days past due	$—	— %
16.14	Mortgage loans in the process of foreclosure	$—	— %
16.15	Mortgage loans foreclosed	$—	— %
16.16	Restructured mortgage loans	$—	— %

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2019

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.01	Above 95%	$—	— %	$0.00	0.00%	$—	— %
17.02	91% to 95%	$—	— %	$12,924,201.60	0.00%	$—	— %
17.03	81% to 90%	$—	— %	$18,418,533.87	0.00%	$—	— %
17.04	71% to 80%	$—	— %	$187,657,876.79	0.20%	$—	— %
17.05	Below 70%	$—	— %	$10,118,897,806.65	13.10%	$—	— %

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:
18.01	Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:
19.01	Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
20.02	Repurchase agreements	$—	—%	$—	$—	$—
20.03	Reverse repurchase agreements	$—	—%	$—	$—	$—
20.04	Dollar repurchase agreements	$—	—%	$—	$—	$—
20.05	Dollar reverse repurchase agreements	$—	—%	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$—	— %	$—	— %
21.02	Income generation	$—	— %	$—	— %
21.03	Other	$—	— %	$—	— %

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2019

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$—	— %	$—	$—	$—
22.02	Income generation	$—	— %	$—	$—	$—
22.03	Replications	$—	— %	$—	$—	$—
22.04	Other	$—	— %	$—	$—	$—

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$—	— %	$—	$—	$—
23.02	Income generation	$—	— %	$—	$—	$—
23.03	Replications	$—	— %	$—	$—	$—
23.04	Other	$—	— %	$—	$—	$—

See Independent Auditor’s Report on Supplemental Financial Information

State Farm Life Insurance Company

Variable Life Separate Account

Annual Financial Statement

December 31, 2019

State Farm Life Insurance Company

Variable Life Separate Account

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Farm Life Insurance

Company and the Contract Owners of State Farm Life

Insurance Company Variable Life Separate Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and contract owners’ equity and surplus of BlackRock Small Cap Index V.I., BlackRock International Index V.I., BlackRock 60/40 Target Allocation ETF V.I., BlackRock S&P 500 Index V.I., BlackRock Government Money Market V.I. and BlackRock Total Return V.I. of State Farm Life Insurance Company Variable Life Separate Account as of December 31, 2019, and the related statements of operations and changes in contract owners’ equity and surplus for each of the two years in the period ended December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of BlackRock Small Cap Index V.I., BlackRock International Index V.I., BlackRock 60/40 Target Allocation ETF V.I., BlackRock S&P 500 Index V.I., BlackRock Government Money Market V.I. and BlackRock Total Return V.I. of State Farm Life Insurance Company Variable Life Separate Account as of December 31, 2019 and the results of each of their operations and the changes in each of their contract owners’ equity and surplus for each of the two years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the State Farm Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the State Farm Life Insurance Company Variable Life Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the subaccounts in the State Farm Life Insurance Company Variable Life Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000; F: (312) 298 2001, www.pwc.com/us

confirmation of investments owned as of December 31, 2019, by correspondence with the State Farm Variable Products Trust. We believe that our audits provide a reasonable basis for our opinions.

February 25, 2020

We have served as the auditor of the State Farm Life Insurance Company Variable Life Separate Account since 1999.

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Assets and Policy Owners’ Equity and Surplus December 31, 2019

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount*	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Assets:
Investments, at market value(1)(2)
BlackRock Small Cap Index V.I. Fund	$121,896,347	$—	$—	$—	$—	$—
BlackRock International Index V.I. Fund	—	87,869,829	—	—	—	—
BlackRock 60/40 Target Allocation ETF V.I. Fund*	—	—	36,186,738	—	—	—
BlackRock S&P 500 Index V.I. Fund	—	—	—	311,513,595	—	—
BlackRock Government Money Market V.I. Fund	—	—	—	—	28,045,295	—
BlackRock Total Return V.I. Fund	—	—	—	—	—	38,574,349

Total Assets	$121,896,347	$87,869,829	$36,186,738	$311,513,595	$28,045,295	$38,574,349

Liabilities:
Total Liabilities	—	—	—	—	—	—

Net Assets	$121,896,347	$87,869,829	$36,186,738	$311,513,595	$28,045,295	$38,574,349

Net Assets:
Policy Owners’ Equity(3)	$121,896,347	$87,869,829	$36,186,738	$311,513,595	$28,045,295	38,574,349

Net Assets	$121,896,347	$87,869,829	$36,186,738	$311,513,595	$28,045,295	$38,574,349

(1) Investments, at cost	$136,613,592	$101,186,038	$32,332,603	$286,217,063	$28,045,295	$35,946,950
(2) Shares Owned	10,749,237	9,357,809	2,973,438	12,490,521	28,045,295	3,149,417
(3) Accumulation Unit Value	$39.19	$21.10	$31.50	$38.61	$12.54	$21.35
(3) Units Outstanding	3,109,961	4,164,609	1,148,669	8,067,693	2,235,791	1,806,732

*	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Operations

For the Year Ended December 31, 2019

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount*	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock V.I. Total Return Subaccount
Investment income:
Dividend income	$1,477,986	$2,776,411	$696,177	$6,283,777	$565,785	$1,041,122
Expenses:
Mortality and expense risk charges	916,168	656,933	272,089	2,285,076	231,109	301,471

Net investment income (loss)	561,818	2,119,478	424,088	3,998,701	334,676	739,651

Realized gain (loss)	(1,974,558)	(2,017,645)	65,423	319,134	—	14,351
Realized gain distributions	5,552,138	47,366	339,265	16,462,588	—	190,953
Change in unrealized appreciation (depreciation), net	20,295,513	15,074,873	5,416,895	53,457,109	—	2,146,141

Net realized and unrealized gain (loss) on investments	23,873,093	13,104,594	5,821,583	70,238,831	—	2,351,445

Net increase (decrease) in policy owners’ equity from operations	$24,434,911	$15,224,072	$6,245,671	$74,237,532	$334,676	$3,091,096

*	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity and Surplus

For the Year Ended December 31, 2019

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount*	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Operations:
Net investment income (loss)	$561,818	$2,119,478	$424,088	$3,998,701	$334,676	$739,651

Realized gain (loss)	3,577,580	(1,970,279)	404,688	16,781,722	—	205,304
Change in unrealized appreciation (depreciation), net	20,295,513	15,074,873	5,416,895	53,457,109	—	2,146,141

Net realized and unrealized gain (loss) on investments	23,873,093	13,104,594	5,821,583	70,238,831	—	2,351,445

Net increase (decrease) in policy owners’ equity from operations	24,434,911	15,224,072	6,245,671	74,237,532	334,676	3,091,096

Policy owners’ equity transactions:
Proceeds from units purchased	6,611,648	6,081,470	2,001,539	14,890,258	2,493,298	2,857,377
Transfers between subaccounts including fixed account, net	(358,379)	(664,542)	296,292	(2,296,125)	(1,981,502)	21,907
Payments for surrenders and other redemptions	(10,415,388)	(7,679,607)	(3,480,326)	(25,750,234)	(3,369,838)	(3,880,325)

Net increase (decrease) in policy owners’ equity derived from policy owners’ equity transactions	(4,162,119)	(2,262,679)	(1,182,495)	(13,156,101)	(2,858,042)	(1,001,041)

Total increase (decrease) in policy owners’ equity	20,272,792	12,961,393	5,063,176	61,081,431	(2,523,366)	2,090,055
Policy owners’ equity:
Beginning of year	101,623,555	74,908,436	31,123,562	250,432,164	30,568,661	36,484,294

End of year	$121,896,347	$87,869,829	$36,186,738	$311,513,595	$28,045,295	$38,574,349

*	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity and Surplus, Continued

For the Year Ended December 31, 2018

	10/26/2018 to 12/31/2018
	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount*	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Operations:
Net investment income (loss)	$1,360,331	$3,640,748	$277,562	$2,480,983	$71,543	$137,598

Realized gain (loss)	23,560,468	22,159,737	437,321	11,137,860	—	(461)
Change in unrealized appreciation (depreciation), net	(35,012,758)	(28,391,081)	(1,562,760)	(28,160,577)	—	392,789

Net realized and unrealized gain (loss) on investments	(11,452,290)	(6,231,344)	(1,125,439)	(17,022,717)	—	392,328

Net increase (decrease) in contract owners’ equity from operations	(10,091,959)	(2,590,596)	(847,877)	(14,541,734)	71,543	529,926

Policy owners’ equity transactions:
Proceeds from units purchased	1,227,965	1,152,378	369,282	2,826,459	511,235	530,743
Transfers between subaccounts including fixed account, net	112,346,612	77,709,794	32,087,171	266,306,225	31,138,318	36,199,445
Payments for surrenders and other redemptions	(1,859,063)	(1,363,140)	(485,014)	(4,158,786)	(1,152,435)	(775,820)

Net increase (decrease) in policy owners’ equity derived from policy owners’ equity transactions	111,715,514	77,499,032	31,971,439	264,973,898	30,497,118	35,954,368

Total increase (decrease) in policy owners’ equity	101,623,555	74,908,436	31,123,562	250,432,164	30,568,661	36,484,294
Policy owners’ equity:
Beginning of year	—	—	—	—	—	—

End of year	$101,623,555	$74,908,436	$31,123,562	$250,432,164	$30,568,661	$36,484,294

See Note 1 for disclosures of changes in subaccounts during 2018.

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity and Surplus, Continued

For the Year Ended December 31, 2018

	1/1/2018 to 10/26/2018						1/1/2018 to 10/30/2018
	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income (loss)	$7,724,626	$(818,336)	$504,965	$51,579	$(407,715)	$716,050	$286,422	$246,440	$372,657

Realized gain (loss)	121,081,723	46,106,761	(771,271)	(485)	26,851,127	9,426,203	12,615,858	5,487,796	3,252,833
Change in unrealized appreciation (depreciation), net	(127,826,619)	(45,942,623)	(544,013)	328	(36,913,014)	(10,405,996)	(11,476,071)	(5,751,844)	(6,750,569)

Net realized and unrealized gain (loss) on investments	(6,744,896)	164,138	(1,315,284)	(157)	(10,061,887)	(979,793)	1,139,787	(264,048)	(3,497,736)

Net increase (decrease) in policy owners’ equity and surplus from operations	979,730	(654,198)	(810,319)	51,422	(10,469,602)	(263,743)	1,426,209	(17,608)	(3,125,079)

Policy owners’ equity transactions:
Proceeds from units purchased	12,475,725	5,465,137	2,433,889	698,672	5,229,765	1,688,188	718,556	592,695	353,269
Transfers between subaccounts including fixed account, net	(267,903,365)	(112,280,036)	(35,057,190)	(8,445,517)	(77,134,550)	(31,425,429)	(12,616,687)	(9,492,588)	(4,523,651)
Payments for surrenders and other redemptions	(19,472,790)	(8,618,493)	(3,040,258)	(797,659)	(6,331,192)	(2,357,545)	(1,025,370)	(786,658)	(521,173)

Net increase (decrease) in policy owners’ equity derived from policy owners’ equity transactions	(274,900,430)	(115,433,392)	(35,663,559)	(8,544,504)	(78,235,977)	(32,094,786)	(12,923,501)	(9,686,551)	(4,691,555)

Total increase (decrease) in policy owners’ equity and surplus	(273,920,700)	(116,087,590)	(36,473,878)	(8,493,082)	(88,705,579)	(32,358,529)	(11,497,292)	(9,704,159)	(7,816,634)
Transfers (from) to contributed surplus	—	(28,396,140)	—	—	(63,515,792)	—	(28,807,098)	(27,806,366)	(20,422,881)
Policy owners’ equity and surplus:
Beginning of year	273,920,700	144,483,730	36,473,878	8,493,082	152,221,371	32,358,529	40,304,390	37,510,525	28,239,515

End of year	$—	$—	$—	$—	$—	$—	$—	$—	$—

See Note 1 for disclosures of changes in subaccounts during 2018.

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements

1.    General Information

Organization

The State Farm Life Insurance Company Variable Life Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 as amended, established by State Farm Life Insurance Company (the “Company”). The Separate Account was established by the Company on December 9, 1996. The Company sold a variable life insurance product, which has unique combinations of features and fees that are charged against the policy owners’ account balances. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business the Company may conduct.

The Company discontinued new sales of the variable life product during September, 2008; however, the Company continues to administer the existing book of variable life policies.

Portfolio Changes

Prior to October 2018, the assets of the Separate Account were invested in funds of the State Farm Variable Product Trust. During October 2018, all of the funds of the State Farm Variable Product Trust were either liquidated or merged into funds (the “Fund(s)”) of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. (the “BVSFs”.)

The operations of the following subaccounts were affected by the aforementioned liquidation and merger activity which occurred during in October 2018:

The following subaccounts were substituted into the Money Market subaccount on October 18, 2018 and were subsequently liquidated on October 30, 2018:

Large Cap Equity

Small/Mid Cap Equity

International Equity

The following subaccounts were merged on October 26, 2018:

Original Subaccount	New Subaccount
Large Cap Equity Index	BlackRock S&P 500 Index V.I.
Small Cap Equity Index	BlackRock Small Cap Index V.I.
International Equity Index	BlackRock International Index V.I.
Bond	BlackRock Total Return V.I.
Stock and Bond Balanced	BlackRock iShares Dynamic Allocation V.I.
Money Market	BlackRock Government Money Market V.I.

Effective May 1, 2019, BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund.

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

2.    Significant Accounting Policies

Valuation of Investments

As of December 31, 2019, the assets of the Separate Account are invested in one or more of the Funds of the BVSFs at each Fund’s net asset value (NAV), which is based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the policy owners. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

Fair Value

Fair value is defined as the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All Funds in the Separate Account included in the Statement of Assets and Policy Owners’ Equity are stated at fair value and are based upon closing NAV per share and are therefore considered Level 1. The NAVs are published daily by the Funds’ managers. The assets of the Separate Account transferred were valued at $624,086,153 and $525,140,672 as of December 31, 2019 and 2018, respectively.

Security Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the policies on each valuation date based on each policy’s pro rata share of the assets of the fund as of the beginning of the valuation date.

Accumulation Unit Valuation

On each day the New York Stock Exchange (NYSE) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the NYSE by dividing the policy owners’ share of the value of each fund’s investments and other assets, less liabilities, by the number of policy owner accumulation units outstanding in the respective fund.

The NAV for each Fund is determined as of the time of the close of regular session trading on the NYSE, on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of the Company. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the policies and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

Transfers between subaccounts including the fixed account

Transfers between subaccounts including the fixed account (net) include transfers of all or part of the policy owners’ interest to or from another eligible subaccount from or to the fixed account option of the general account of the Company.

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. Actual results reported could differ from the estimates reported in the accompanying financial statements.

3.    Expenses and Related Party Transactions

A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.8% of the daily net asset value of the policy owners’ portion of assets in the Separate Account. The daily mortality and expense risk charges are assessed through the reduction in unit values. The charge may be adjusted after policy issue, but is guaranteed not to exceed 0.9% of net assets. The death benefit guarantee covers the risk that the policy would remain in force if the required minimum premiums were satisfied, even if the policy cash surrender value were to drop below zero. This could result from a decline in the value of the subaccounts due to market performance.

At the beginning of each policy month, the Company makes a deduction from the cash value of the policy, which consists of the cost of insurance for the policy, any additional benefits provided by the rider, and a monthly expense charge for the policy month. A monthly expense charge of $6 is deducted from policies issued prior to July 1, 2004 and an $8 monthly expense charge is deducted from policies issued from July 1, 2004. This monthly expense charge is subject to a maximum of $8. These deductions reimburse the Company for administrative expenses relating to the issuance and maintenance of the policy.

A surrender charge may be deducted from the cash value of the policy in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing the policy. The full surrender charge will be increased monthly during the first two policy years, stay constant during the third through sixth year and is reduced each year after the sixth year until it reaches zero in the tenth policy year.

A withdrawal fee is assessed from the cash value of the policy upon the partial withdrawal of funds which is equal to the lesser of $25 or 2% of the amount withdrawn.

The Company reserves the right to deduct a $25 transfer processing fee from the cash value of the policy for each subaccount transfer in excess of 12 during a policy year. In addition, the Company deducts and retains a 5% charge from each premium before allocating the resulting premium to the unit value in the Separate Account.

The Separate Account only invests in Funds of an unrelated party.

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

4.     Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2019 and 2018 are as follows:

	December 31, 2019			December 31, 2018
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Large Cap Equity Index	—	—	—	502,419	9,258,205	(8,755,786)
Small Cap Equity Index	—	—	—	203,378	3,526,272	(3,322,894)
Bond	—	—	—	230,800	2,072,104	(1,841,304)
Money Market	—	—	—	2,176,275	2,866,687	(690,412)
International Equity Index	—	—	—	366,183	4,683,741	(4,317,558)
Stock and Bond Balanced	—	—	—	87,644	1,281,602	(1,193,958)
Large Cap Equity	—	—	—	44,814	662,204	(617,390)
Small/Mid Cap Equity	—	—	—	41,307	510,317	(469,010)
International Equity	—	—	—	33,976	349,863	(315,887)
BlackRock Small Cap Index	260,357	375,830	(115,473)	3,302,854	77,420	3,225,434
BlackRock International Index	411,011	528,578	(117,567)	4,394,698	112,522	4,282,176
BlackRock 60/40 Target Allocation ETF*	116,693	157,910	(41,217)	1,215,861	25,975	1,189,886
BlackRock S&P 500 Index	572,447	955,515	(383,068)	8,633,872	183,111	8,450,761
BlackRock Government Money Market	270,543	500,037	(229,494)	2,785,278	319,993	2,465,285
BlackRock Total Return	194,052	243,431	(49,379)	1,919,150	63,039	1,856,111

*	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

5.    Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 by each subaccount are shown below:

	December 31, 2019
Subaccount	Purchases	Sales
BlackRock Small Cap Index	9,074,440	7,122,603
BlackRock International Index	4,607,860	4,703,693
BlackRock 60/40 Target Allocation ETF*	2,221,195	2,640,337
BlackRock S&P 500 Index	25,477,593	18,172,405
BlackRock Government Money Market	1,609,783	4,133,149
BlackRock Total Return	2,239,213	2,398,120

Total	$45,230,084	$39,170,307

*	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

6.    Unit Values and Financial Highlights

A summary of unit values and units outstanding for each subaccount of the Separate Account, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2019 are shown below. In 2018, for the subaccounts liquidated or merged into the BVSFs, the results are through the date of the subaccount liquidation or merger, and therefore were not annualized. For the subaccounts in the BVSFs, the results are from the date of inception through the end of the year.

	December 31, 2019				For the Year Ended December 31, 2019
Subaccount	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
BlackRock Small Cap Index	3,109,961	$121,896,347	$31.51	$39.19	1.32%	0.8%	24.37%
BlackRock International Index	4,164,609	$87,869,829	$17.49	$21.10	3.41%	0.8%	20.64%
BlackRock 60/40 Target Allocation ETF****	1,148,669	$36,186,738	$26.16	$31.50	2.07%	0.8%	20.41%
BlackRock S&P 500 Index	8,067,693	$311,513,595	$29.63	$38.61	2.24%	0.8%	30.31%
BlackRock Government Money Market	2,235,791	$28,045,295	$12.40	$12.54	1.93%	0.8%	1.13%
BlackRock Total Return	1,806,732	$38,574,349	$19.66	$21.35	2.77%	0.8%	8.60%

	At December 31, 2018				For the Year Ended December 31, 2018
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
Large Cap Equity Index	—	$—	$31.28	$31.35	3.42%	0.8%	NA
Small Cap Equity Index	—	$—	$35.79	$34.63	0.00%	0.8%	NA
Bond	—	$—	$19.81	$19.37	2.06%	0.8%	NA
Money Market	—	$—	$12.30	$12.37	1.24%	0.8%	NA
International Equity Index	—	$—	$20.43	$18.10	0.12%	0.8%	NA
Stock and Bond Balanced	—	$—	$27.09	$26.87	2.86%	0.8%	NA
Large Cap Equity	—	$—	$20.06	$20.90	0.88%	0.8%	NA
Small/Mid Cap Equity	—	$—	$20.25	$20.61	0.80%	0.8%	NA
International Equity	—	$—	$16.36	$14.76	1.44%	0.8%	NA
BlackRock Small Cap Index	3,225,434	$101,623,555	$34.63	$31.51	1.37%	0.8%	(9.01)%
BlackRock International Index	4,282,176	$74,908,436	$18.10	$17.49	4.84%	0.8%	(3.37)%
BlackRock iShares® Dynamic Allocation	1,189,886	$31,123,562	$26.87	$26.16	1.01%	0.8%	(2.64)%
BlackRock S&P 500 Index	8,450,761	$250,432,164	$31.35	$29.63	1.08%	0.8%	(5.49)%
BlackRock Government Money Market	2,465,285	$30,568,661	$12.37	$12.40	0.37%	0.8%	0.24%
BlackRock Total Return	1,856,111	$36,484,294	$19.37	$19.66	0.52%	0.8%	1.50%

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

	At December 31, 2017				For the Year Ended December 31, 2017
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
Large Cap Equity Index	8,755,786	$273,920,700	$25.91	$31.28	1.84%	0.8%	20.73%
Small Cap Equity Index	3,322,894	$144,483,730	$31.49	$35.79	1.08%	0.8%	13.66%
Bond	1,841,304	$36,473,878	$19.54	$19.81	2.53%	0.8%	1.38%
Money Market	690,412	$8,493,082	$12.32	$12.30	0.64%	0.8%	(0.16)%
International Equity Index	4,317,558	$152,221,371	$16.42	$20.43	2.94%	0.8%	24.42%
Stock and Bond Balanced	1,193,958	$32,358,529	$23.97	$27.09	2.19%	0.8%	13.02%
Large Cap Equity	617,390	$40,304,390	$16.33	$20.06	0.90%	0.8%	22.84%
Small/Mid Cap Equity	469,010	$37,510,525	$18.25	$20.25	0.59%	0.8%	10.96%
International Equity	315,887	$28,239,515	$12.27	$16.36	0.52%	0.8%	33.33%

	At December 31, 2016				For the Year Ended December 31, 2016
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
Large Cap Equity Index	9,175,188	$237,832,431	$23.38	$25.91	2.04%	0.8%	10.82%
Small Cap Equity Index	3,496,240	$132,486,448	$26.24	$31.49	1.18%	0.8%	20.01%
Bond	1,811,239	$35,378,243	$19.30	$19.54	2.79%	0.8%	1.24%
Money Market	682,417	$8,408,194	$12.41	$12.32	0.05%	0.8%	(0.73)%
International Equity Index	4,439,125	$123,926,654	$16.41	$16.42	2.87%	0.8%	0.06%
Stock and Bond Balanced	1,239,519	$29,705,803	$22.39	$23.97	2.21%	0.8%	7.06%
Large Cap Equity	644,116	$33,077,813	$15.26	$16.33	0.96%	0.8%	7.01%
Small/Mid Cap Equity	489,410	$33,998,986	$16.28	$18.25	0.39%	0.8%	12.10%
International Equity	316,542	$21,061,165	$13.04	$12.27	0.59%	0.8%	(5.90)%

	At December 31, 2015				For the Year Ended December 31, 2015
	Units	Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount			Beginning	Ending
Large Cap Equity Index	9,606,456	$224,617,827	$23.30	$23.38	1.73%	0.8%	0.34%
Small Cap Equity Index	3,622,243	$113,585,728	$27.81	$26.24	0.89%	0.8%	(5.65)%
Bond	1,855,507	$35,796,181	$19.26	$19.30	2.78%	0.8%	0.21%
Money Market	691,353	$8,582,137	$12.51	$12.41	0.00%	0.8%	(0.80)%
International Equity Index	4,491,034	$124,256,309	$16.73	$16.41	2.34%	0.8%	(1.91)%
Stock and Bond Balanced	1,260,340	$28,217,306	$22.32	$22.39	2.27%	0.8%	0.31%
Large Cap Equity	663,101	$31,033,375	$15.18	$15.26	1.04%	0.8%	0.53%
Small/Mid Cap Equity	493,553	$30,219,092	$17.09	$16.28	0.66%	0.8%	(4.74)%
International Equity	313,769	$22,207,069	$13.17	$13.04	0.78%	0.8%	(0.99)%

*

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit value or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of policy owner units are excluded. There is no fluctuation in the annualized mortality and expense charge. This ratio does not include the expenses incurred by the underlying funds. Refer to Note 3.

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

***

The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

****	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

PART C

OTHER INFORMATION

Item	26. Exhibits

1.

Board of Directors Resolutions of State Farm Life Insurance Company establishing State Farm Life Insurance Company Variable Life Separate Account (incorporated herein by reference to Exhibit 1 to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

2.	Custodian Agreements. Not applicable.

3.	Underwriting Contracts.

(a)

Distribution Agreement (incorporated herein by reference to Exhibit 3(a) to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2007)

(b)

Registered Representative Agreement (incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 5 to the Registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2000)

4.	Contracts.

(a)

Specimen - Variable Universal Life Insurance Policy (incorporated herein by reference to Exhibit 5(a) to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

(b)

Policy Riders and Endorsements (incorporated herein by reference to Exhibit 5(b) to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

(c)

Interest Charge for the Loan Account Endorsement (incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2004)

5.	Applications.

(a)

Application form (incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 15 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on July 22, 2005)

(b)

Reinstatement Application incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 5 to the Registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2000)

6.	Depositor’s Certificate of Incorporation and By-Laws.

(a)

Articles of Incorporation of State Farm Life Insurance Company (incorporated herein by reference to Exhibit 6(a) to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

(b)

By-laws of State Farm Life Insurance Company (incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 29 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 27, 2018)

7.

Reinsurance Contracts (incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 11 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2003)

8.	Participation Agreements.

(a)	Participation Agreement - BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc.

9.	Administrative Contracts. Not applicable.

10.	Other Material Contracts. Not applicable.

11.

Legal Opinion and Consent as to the legality of the securities being registered (incorporated herein by reference to Exhibit 2 to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on January 30, 1998)

12.	Actuarial Opinion. Not applicable.

13.	Calculations. Not applicable.

14.	Other Opinions.

Consent of PricewaterhouseCoopers LLP

15.	Omitted Financial Statements. No financial statements are omitted from Item 24.

16.	Initial Capital Agreements. Not applicable.

17.

Redeemability Exemption. Description of State Farm Life Company’s Issuance, Transfer and Redemption Procedures for Policies (incorporated herein by reference to Exhibit 17 to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2007)

Item	27. Directors and Officers of the Depositor

The following table contains information concerning each director and officer of State Farm Life Insurance Company as of March 31, 2020:

Name and Principal Business Address*	Position and Offices with State Farm Life Insurance Company

Michael L. Tipsord	Director; Chairman of the Board, President and Chief Executive Officer

Randall H. Harbert	Director; Senior Vice President and Chief Agency, Sales and Marketing Officer

Paul J. Smith	Director

Joseph R. Monk, Jr.	Director; Senior Vice President and Chief Administrative Officer

Jon C. Farney	Director; Senior Vice President and Treasurer

Fawad Khalil Ahmad	Senior Vice President

Kristyn Cook Turner	Director

Stephen McManus	Senior Vice President and General Counsel

Lynne M. Yowell	Vice President - Corporate Governance, Secretary and Counsel

Bradley D. Montgomery	Vice President - Life

Andrew P. Wieduwilt	Vice President Operations - Life

Mark Schwamberger	Vice President and Controller

Catherine A. Wallace	Senior Vice President

Ashley A. Pettit	Senior Vice President

*	The principal business address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The Registrant is a separate account of the Depositor, State Farm Life Insurance Company. The following list indicates those entities controlled by or under common control with the Depositor as of March 31, 2020. The Registrant has no subsidiaries. No subsidiaries of the Depositor listed below are required to file financial statements with the Securities and Exchange Commission. The Depositor is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). Unless otherwise indicated, each entity which is indented under another entity is a wholly-owned subsidiary of that other entity, and an indirect subsidiary of SFMAIC.

Entity Name	Domicile	Ownership % or other control	Description

State Farm Mutual Automobile Insurance Company	IL	—	Insurance
State Farm Indemnity Company	IL	100.00%	Insurance
State Farm Guaranty Insurance Company	IL	100.00%	Insurance
State Farm County Mutual Insurance Company of Texas	TX	Management	Insurance
State Farm General Insurance Company	IL	100.00%	Insurance
State Farm Lloyds, Inc.	TX	100.00%	Attorney-in-Fact
State Farm Lloyds	TX	Management	Insurance
State Farm Florida Insurance Company	FL	100.00%	Insurance
Dover Bay Specialty Insurance Company	IL	100.00%	Insurance
HiRoad Assurance Company	IL	100.00%	Insurance
State Farm Life and Accident Assurance Company	IL	100.00%	Insurance
State Farm Investment Management Corp.	DE	100.00%	Investment Adviser
State Farm VP Management Corp.	DE	100.00%	Broker-dealer
Top Layer Reinsurance, Ltd.	BMU	65.00%	Insurance
State Farm Liquidity Pool LLC	DE	100.00%	Investment Pool
State Farm Companies Foundation	IL	100.00%	Charitable foundation
Insurance Placement Services, Inc.	IL	100.00%	General insurance agent
State Farm International Services, Inc.	AZ	100.00%	Mortgage broker or lender
State Farm International Holding Company	DE	100.00%	Insurance
State Farm Bank, FSB	IL	100.00%	Banking
Plaza One Realty Co.	IL	100.00%	Real Estate foreclosures
State Farm Fire and Casualty Company	IL	100.00%	Insurance
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust
State Farm Life Insurance Company	IL	100.00%	Insurance
State Farm Health Insurance Company	IL	100.00%	Insurance
SFIL, LLC	DE	100.00%	Holding Company
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust
Austin Bandera House, LLC	DE	99.99%	Real Estate
State Farm Realty Mortgage, LLC	DE	100.00%	Mortgage Loans
Chicago Ashland Webster, LLC	DE	99.99%	Real Estate
SF Capitol Hill, LLC	DE	99.99%	Real Estate
Seattle Madison, LLC	DE	100.00%	Real Estate
Texas Plano Office, LLC	DE	99.99%	Real Estate
Houston Briarpark, LLC	DE	99.99%	Real Estate
Denver Speer, LLC	DE	99.99%	Real Estate

2785 Speer Boulevard Holdings, LLC	DE	100.00%	Real Estate
Speer & Alcott, LLC	CO	100.00%	Real Estate
Chicago Midtown Square, LLC	DE	99.99%	Real Estate
Midtown Square Associates, LLC	DE	100.00%	Real Estate
Houston Rice Village, LLC	DE	99.99%	Real Estate
Southampton Apartments, LP	DE	93.00%	Real Estate
Dallas Ridge Industrial I, LLC	DE	99.99%	Real Estate
Dallas Ridge Industrial II, LLC	DE	99.99%	Real Estate
LA West Hollywood, LLC	DE	99.99%	Real Estate
LMC Hollywood Highland Holdings, LLC	DE	88.28%	Real Estate
Minneapolis North Loop, LLC	DE	99.99%	Real Estate
Inland Empire Industrial I, LLC	DE	99.99%	Real Estate
Ontario Innovation Center I, LLC	DE	100.00%	Real Estate
Inland Empire Industrial II, LLC	DE	99.99%	Real Estate
Ontario Innovation Center II, LLC	DE	100.00%	Real Estate
Boston Cambridge Park, LLC	DE	99.99%	Real Estate
130 CPD Apartments, LP	DE	93.00%	Real Estate
Denver Cherry Creek, LLC	DE	99.99%	Real Estate
Cook Street Apartments, LLC	DE	95.00%	Real Estate
Atlanta Sandy Springs, LLC	DE	99.99%	Real Estate
Sandy Springs Residential, LLC	DE	95.00%	Real Estate
Atlanta Fourth Ward, LLC	DE	99.99%	Real Estate
Crescent O4W, LLC	DE	92.00%	Real Estate
Chicago Franklin Park, LLC	DE	99.90%	Real Estate
TDC Franklin Park Partners I, LLC	DE	95.00%	Real Estate
Chicago Arlington Heights, LLC	DE	99.90%	Real Estate
FW Alliance I, LLC	DE	99.99%	Real Estate
FW Alliance II, LLC	DE	99.99%	Real Estate
Atlanta Fairburn Industrial, LLC	DE	99.99%	Real Estate
FW Alliance III, LLC	DE	99.99%	Real Estate
FW Alliance IV, LLC	DE	99.99%	Real Estate
Minneapolis Industrial, LLC	DE	99.99%	Real Estate
BCS Office Investments One, LP	TX	50.00%	Real Estate
BCS Office Investments Two, LP	TX	50.00%	Real Estate
Austin Jack, LLC	DE	99.00%	Real Estate
Centennial Jack II, LLC	DE	99.00%	Real Estate
Centennial Lakes II, LLC	DE	89.10%	Real Estate
Centennial Mac Jack, LLC	DE	99.00%	Real Estate
Centennial Lakes Grill, LLC	DE	89.10%	Real Estate
Centennial Jack IV, LLC	DE	99.00%	Real Estate
Centennial Lakes IV, LLC	DE	89.10%	Real Estate
Centennial Jack V, LLC	DE	99.00%	Real Estate
Centennial Lakes V, LLC	DE	89.10%	Real Estate
Centennial Park III, LLC	DE	99.00%	Real Estate
Centennial Lakes III, LLC	DE	69.30%	Real Estate
MountainBrook, LLC	DE	100.00%	Premium Tax Credits
Hoover Ross Bridge, LLC	DE	100.00%	Premium Tax Credits
Alabama WMT, LLC	DE	100.00%	Premium Tax Credits
New Jersey Kimball, LLC	DE	99.99%	Real Estate
SF Risk Management Group, LLC	DE	100.00%	Insurance
SRL Portfolio, LLC	DE	100.00%	Mortgage Loans
4eightyfive, LLC	DE	100.00%	Innovation
State Farm Ventures, LLC	DE	100.00%	Invest in start-ups
NextDroid, Inc.	DE	29.60%	Technology
Sundial Labs, LLC	DE	100.00%	Innovation
BlueOwl, LLC	DE	100.00%	Technology

RS Realty, LLC	IL	100.00%	Employee relocation referrals
Atlanta Office Investment, LLC	DE	99.99%	Real Estate
Tempe Office Investment, LLC	DE	100.00%	Real Estate
SFSR Marina Heights, LLC	DE	98.00%	Real Estate
Dallas Hub One SFGP, LLC	DE	100.00%	Real Estate
BCS Office Investments One, LP	TX	Management	Real Estate
Dallas Hub One SFLP, LLC	DE	100.00%	Real Estate
BCS Office Investments One, LP	TX	50.00%	Real Estate
Dallas Hub Two SFGP, LLC	DE	100.00%	Real Estate
BCS Office Investments Two, LP	TX	Management	Real Estate
Dallas Hub Two SFLP, LLC	DE	100.00%	Real Estate
BCS Office Investments Two, LP	TX	50.00%	Real Estate
SF VAGO, LLC	DE	100.00%	Holding Company
EMVLP II, LLC	DE	100.00%	Loan administration services
SF ARLO, LLC	DE	100.00%	Loan administration services
SF GFA, LLC	DE	100.00%	Bank administration
SF ROSCO, LLC	DE	100.00%	Loan servicer
EMVLP, LLC	DE	100.00%	Vehicle Loans
Twenty-One Eighty-Five, LLC	DE	100.00%	Bankruptcy remote entity
Eighty-Eight Fourteen, LLC	DE	100.00%	Bankruptcy remote entity
Dallas DC B, LLC	DE	99.98%	Real Estate
Kansas City Data Center D, LLC	DE	99.97%	Real Estate
Oglesby Reinsurance Company	IL	100.00%	Insurance
State Farm Realty Investment Company	AZ	100.00%	Real Estate
Centennial Lakes I, LLC	DE	90.00%	Real Estate
Foreign Securities Trust No. 1	IL	Revocable Trust	Trust
State Farm Emerging Market Equity Trust	IL	Revocable Trust	Trust
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust

Item 29. Indemnification

State Farm Life Insurance Company (“State Farm”) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). The by-laws of SFMAIC provide for indemnification by SFMAIC of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than action by or in the right of SFMAIC) by reason of the fact that such person is or was a director or officer of SFMAIC, or was serving at the request of SFMAIC as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, if such person acted in good faith and in a manner he or she reasonably believe to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers or controlling persons of State Farm pursuant to the foregoing provisions, State Farm has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Other Activity. State Farm VP Management Corp. is the registrant’s principal underwriter. State Farm VP Management Corp. also serves as principal underwriter to (i) State Farm Life Insurance Company Variable Annuity Separate Account, (ii) State Farm Life and Accident Assurance Company Variable Annuity Separate Account, (iii) State Farm Life and Accident Assurance Company Variable Life Separate Account, and (iv) State Farm Associates’ Funds Trust.

(b) Management. The following information is furnished with respect to the officers and directors of State Farm VP Management Corp. as of March 13, 2020:

Name and Principal Business Address*	Positions and Offices with State Farm VP Management Corp.

Michael L. Tipsord	Director; President
Randall H. Harbert	Director; Senior Vice President
Joseph R. Monk, Jr.	Director; Senior Vice President
Paul J. Smith	Director; Senior Vice President
Bradley D. Montgomery	Director; Vice President
Terrence Ludwig	Chief Compliance Officer, Treasurer and Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer
David Moore	Assistant Secretary and Counsel
Scott Hintz	Vice President-Financial and Secretary

*	The principal business address of each person is One State Farm Plaza, Bloomington, Illinois 61710-0001.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation

State Farm VP Management Corp.	N/A	N/A	N/A	N/A

Item 31. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by State Farm Life Insurance Company at One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

State Farm Life Insurance Company hereby represents that the fees and charges deducted under each Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, State Farm Life Insurance Company Variable Life Separate Account, certifies that it meets all of the requirements for the effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bloomington, and State of Illinois, on the 27th day of April, 2020.

State Farm Life Insurance Company
Variable Life Separate Account
(Registrant)

State Farm Life Insurance Company
(Depositor)

By:	/s/ Michael L. Tipsord
Michael L. Tipsord
President and Chief Executive Officer
State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael L. Tipsord	Director, Chairman of the Board,	April 27, 2020
Michael L. Tipsord	President, and Chief Executive Officer (Principal Executive Officer)

/s/ Mark Schwamberger	Vice President and Controller	April 27, 2020
Mark Schwamberger	(Principal Accounting Officer)

/s/ Jon C. Farney	Director, Senior Vice President and	April 28, 2020
Jon C. Farney	Treasurer (Principal Financial Officer)

/s/ Kristyn Cook Turner	Director	April 28, 2020
Kristyn Cook Turner

/s/ Randall H. Harbert	Director, Senior Vice President	April 27, 2020
Randall H. Harbert	and Chief Agency, Sales and Marketing Officer

/s/ Paul J. Smith	Director	April 27, 2020
Paul J. Smith

/s/ Joseph R. Monk, Jr.	Director, Senior Vice President and	April 27, 2020
Joseph R. Monk, Jr.	Chief Administrative Officer

EXHIBIT INDEX

Exhibit 8(a)	Participation Agreement - BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc.

Exhibit 14	Consent of PricewaterhouseCoopers LLP